UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.   )
Filed by the Registrant ☒      Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

908 DEVICES INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Exchange Act Rules 14a-6(i)(1) and 0-11.

908 DEVICES INC.
645 Summer Street, Suite 201
Boston, Massachusetts 02210
April 21, 2022
Dear Stockholders:
You are cordially invited to attend the 2022 Annual Meeting of Stockholders of 908 Devices Inc., which will be held on Thursday, June 16, 2022 at 10:00 a.m. Eastern Time, solely by means of remote communication in a virtual-only format. You will not be able to attend the Annual Meeting physically. You will be able to attend and participate in the Annual Meeting online by visiting www.meetnow.global/MAN6LT5, where you will be able to listen to the meeting live, submit questions and vote.
At the meeting, the board of directors will ask stockholders to (i) elect three Class II directors, Kevin J. Knopp, Ph.D., Tony J. Hunt and Mark Spoto, to hold office until the 2025 annual meeting of stockholders; and (ii) ratify, on an advisory basis, the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. These matters are described more fully in the accompanying Proxy Statement, which you are urged to read thoroughly. The board of directors recommends a vote “FOR” each of the director nominees, and “FOR” ratification of the appointment of our independent registered public accounting firm.
We have elected to take advantage of Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders by providing notice of and access to these documents on the Internet instead of mailing printed copies. Those rules allow a company to provide its stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. Most of our stockholders will not receive printed copies of our proxy materials unless requested, but instead will receive a Notice of Internet Availability of Proxy Materials, or Notice, with instructions on how they may access and review our proxy materials and our 2021 Annual Report on Form 10-K on the Internet and how they may cast their vote via the Internet. If you would like to receive a printed or e-mail copy of our proxy materials, please follow the instructions for requesting the materials in the Notice that is being sent to you.
Your vote is important. Whether or not you plan to attend the virtual Annual Meeting, please vote as soon as possible. If you received the Notice, a separate proxy card was not sent to you and you may vote only via the Internet unless you attend the virtual Annual Meeting or request that a proxy card and proxy materials be mailed to you. If you have requested that a proxy card and proxy materials be mailed to you, and you have received those materials, then you may vote via the Internet, by telephone or by mailing a completed proxy card. For specific voting instructions, please refer to the information provided in the accompanying Proxy Statement and in the Notice.
Thank you for your continued interest in and support of 908 Devices Inc.
Sincerely,
Kevin J. Knopp, Ph.D.
Chief Executive Officer

908 DEVICES INC.
645 Summer Street, Suite 201
Boston, Massachusetts 02210
NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 16, 2022
Notice is hereby given that the 2022 Annual Meeting of Stockholders, or Annual Meeting, of 908 Devices Inc., will be held via the Internet at a virtual web conference at www.meetnow.global/MAN6LT5 on Thursday, June 16, 2022 at 10:00 a.m. Eastern Time. More information about the Annual Meeting is below:
When	Thursday, June 16, 2022 at 10:00 a.m. Eastern Time.

Where	The 2022 Annual Meeting of Stockholders will be held entirely online. You will be able to attend and participate in the Annual Meeting online by visiting www.meetnow.global/MAN6LT5, where you will be able to listen to the meeting live, submit questions and vote.

Items of Business
We are holding the Annual Meeting for the following purposes, as more fully described in our proxy statement:
1.
To elect three Class II directors, Kevin J. Knopp, Ph.D., Tony J. Hunt and Mark Spoto, to hold office until the 2025 annual meeting of stockholders.

2.
To ratify, on an advisory basis, the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

3.
To transact any other business that properly comes before the Annual Meeting and at any adjournments and postponements thereof.

Record Date	Only stockholders of record at the close of business on April 14, 2022 are entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

How to Vote	Please vote your shares promptly to ensure the presence of a quorum at the Annual Meeting. Please review the proxy materials for the Annual Meeting and follow the instructions in the section entitled “Voting Information” of the accompanying Proxy Statement beginning on page 3 to vote. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. As described on pages 5 and 6 of the accompanying Proxy Statement, any stockholder may attend the Annual Meeting online and vote during the online meeting even if he or she previously returned a proxy card by mail or voted via the Internet or by telephone.
By Order of the Board of Directors,

Michael S. Turner
Vice President, General Counsel and Secretary
Boston, Massachusetts
April 21, 2022

Page
PROXY STATEMENT	1
GENERAL INFORMATION	2
VOTING INFORMATION	3
PROPOSAL NO. 1 — ELECTION OF CLASS II DIRECTORS	8
PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022	16
REPORT OF THE AUDIT COMMITTEE	18
CORPORATE GOVERNANCE	19
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	37
PRINCIPAL STOCKHOLDERS	40
HOUSEHOLDING	43
STOCKHOLDER PROPOSALS	43
OTHER MATTERS	43

908 DEVICES INC.
645 Summer Street, Suite 201
Boston, Massachusetts 02210
PROXY STATEMENT
FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 16, 2022
This Proxy Statement contains information about the 2022 Annual Meeting of Stockholders, or Annual Meeting, of 908 Devices Inc., which will be held on Thursday, June 16, 2022 at 10:00 a.m. Eastern Time, solely by means of remote communication in a virtual-only format. You will not be able to attend the Annual Meeting physically. You will be able to attend and participate in the Annual Meeting online by visiting www.meetnow.global/MAN6LT5, where you will be able to listen to the meeting live, submit questions and vote. The board of directors of 908 Devices Inc. is using this Proxy Statement to solicit proxies for use at the Annual Meeting. In this Proxy Statement, the terms “908 Devices,” “the Company,” “we,” “us,” and “our” refer to 908 Devices Inc. The mailing address of our principal executive offices is 908 Devices Inc., 645 Summer Street, Suite 201, Boston, Massachusetts 02210.
All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of 2022 Annual Meeting of Stockholders. You may revoke your proxy at any time before it is exercised at the meeting by giving our Corporate Secretary written notice to that effect.
We made this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, or 2021 Annual Report, available to stockholders on April 21, 2022.
We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, or JOBS Act, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, or Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of: (i) the last day of the fiscal year following the fifth anniversary of our initial public offering in December 2020; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.07 billion; (iii) the date on which we have issued more than $1.0 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a “large accelerated filer” under the rules of the Securities and Exchange Commission, or SEC. Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 16, 2022
This Proxy Statement and our 2021 Annual Report are available for viewing, printing and downloading at www.envisionreports.com/MASS. To view these materials, please have your control number available that appears on your Notice of Internet Availability of Proxy Materials or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.
A copy of our 2021 Annual Report, as filed with the SEC on March 11, 2022, except for exhibits, will be furnished without charge to any stockholder upon written request to 908 Devices Inc., 645 Summer Street, Suite 201, Boston, Massachusetts 02210, Attention: Corporate Secretary or by email to secretary@908devices.com. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are also available on the SEC’s website at www.sec.gov, or in the “Investors” section of our website at https://ir.908devices.com/.

GENERAL INFORMATION
Why am I receiving these materials?
908 Devices has prepared these materials for its Annual Meeting. The Annual Meeting is scheduled to be held on Thursday, June 16, 2022 at 10:00 a.m. Eastern Time, solely by means of remote communication in a virtual-only format. You are invited to attend and are requested to vote on the proposals described in this Proxy Statement. The board of directors of 908 Devices is soliciting proxies for use at the Annual Meeting.
What is included in these proxy materials?
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The Notice of 2022 Annual Meeting of Stockholders

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This Proxy Statement

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The 2021 Annual Report on Form 10-K

If you requested printed versions by mail, you will also receive a proxy card or voting instruction form.
Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
In accordance with rules of the SEC, we use the Internet as the primary means of furnishing proxy materials to our stockholders. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, or Notice, to our stockholders who have not previously requested paper proxy materials with instructions on how to access the proxy materials over the Internet or request a printed copy of the materials, and for voting over the Internet.
Stockholders may follow the instructions in the Notice to elect to receive future proxy materials in print by mail or electronically by email. We encourage our stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings and reduce the cost to us associated with the printing and mailing of proxy materials.
What items will be voted on at the Annual Meeting?
There are two items that stockholders may vote on at the Annual Meeting:
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To elect three Class II directors, Kevin J. Knopp, Ph.D., Tony J. Hunt and Mark Spoto, to hold office until the 2025 annual meeting of stockholders; and

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To ratify, on an advisory basis, the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

Will any other business be conducted at the Annual Meeting?
Other than the proposals described in this Proxy Statement, we know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matter properly comes before the stockholders at the Annual Meeting, it is the intention of the persons named as proxy holders to vote upon such matters in accordance with the recommendation of the board of directors.

VOTING INFORMATION
Who may vote at the Annual Meeting?
Only holders of record of our common stock as of the close of business on April 14, 2022, the record date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting. 908 Devices had no other class of capital stock outstanding as of the record date, and no other shares are entitled to notice of, or to vote at, the Annual Meeting. To access the virtual Annual Meeting, you may visit www.meetnow.global/MAN6LT5.
What is the difference between a stockholder of record and a beneficial owner of shares held in street name?
If, on the record date, your shares are registered directly in your name with our registrar and transfer agent, Computershare Trust Company, N.A., or Computershare, you are considered a stockholder of record with respect to those shares and our proxy materials have been made available to you. As a stockholder of record, you may vote at the Annual Meeting if you attend online or vote by proxy.
If your shares are held in a stock brokerage account, by a bank, broker, trustee or other nominee, you are considered the beneficial owner of shares held in street name and our proxy materials are being forwarded to you by your bank, broker, trustee or other nominee that is considered the owner of record of those shares. As the beneficial owner, you have the right to instruct your bank, broker, trustee or other nominee on how to vote your shares.
If I am a stockholder of record of the Company’s shares, how do I vote?
If you are a stockholder of record, there are four ways to vote:
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Via the Internet.   You may vote by proxy via the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials.

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By Telephone.   If you request printed copies of the proxy materials by mail, you will receive a proxy card and you may vote by proxy by calling the toll free number found on the proxy card.

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By Mail.   If you request printed copies of the proxy materials by mail, you will receive a proxy card and you may vote by proxy by completing, signing and dating the proxy card and returning it.

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Virtual Annual Meeting.   You may vote at the virtual Annual Meeting. If you were a stockholder of record as of the record date and have your control number, you can attend and participate in the virtual Annual Meeting by accessing www.meetnow.global/MAN6LT5 and selecting “I have a Control Number.” Enter your control number shown on the Notice of Internet Availability of Proxy Materials or proxy card. If you cannot locate your Notice of Internet Availability of Proxy Materials or proxy card, but would still like to attend the virtual Annual Meeting, you can contact Computershare at (800) 736-3001.

Votes submitted by proxy via the Internet, by telephone or by mail must be received by 1:00 a.m. Eastern Time on June 16, 2022. Votes may also be submitted during the virtual Annual Meeting.
If I am a beneficial owner of the Company’s shares held in street name, how do I vote?
If you are a beneficial owner of shares registered in the name of your bank, broker, trustee or other nominee, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. The availability of telephonic or Internet voting will depend on your bank’s, broker’s, trustee’s or other nominee’s voting process. Please check with your bank, broker, trustee or other nominee and follow the voting instructions they provide to vote your shares.
If you wish to attend the virtual Annual Meeting and participate in and vote your shares at the virtual Annual Meeting, you must register online in advance. To register online in advance, you must obtain a “legal proxy” from your bank, broker, trustee or other nominee that holds your shares. Once you have received a legal proxy from your bank, broker, trustee or other nominee, please email a scan or image of it to our transfer agent, Computershare, at legalproxy@computershare.com, with “Legal Proxy” noted in the subject line. If you do request a legal proxy from your bank, broker, trustee or other nominee, the issuance of the legal proxy will invalidate any prior voting instructions you have given and will prevent you from giving any further voting instructions to your bank, broker, trustee or other nominee to vote on your behalf, and, in that case, you would only be able to vote at the virtual Annual Meeting. Requests for registration must be received by Computershare no later than 5:00 p.m. Eastern Time on June 10, 2022.
Upon receipt of your valid legal proxy, Computershare will provide you with a control number by email. Once provided, you can attend and participate in the virtual Annual Meeting by accessing www.meetnow.global/MAN6LT5 and selecting “I have a Control Number.” Enter the control number provided by Computershare.
How are proxies voted?
All shares represented by valid proxies received on a timely basis prior to the taking of the vote at the virtual Annual Meeting will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions. Similarly, if you transmit your voting instructions by telephone or via the Internet, your shares will be voted as you have instructed.
What happens if I do not give specific voting instructions?
Stockholders of Record.    If you are a stockholder of record and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the board of directors, then your shares will be voted at the virtual Annual Meeting in accordance with the recommendation of the board of directors on all matters presented for a vote at the virtual Annual Meeting. Similarly, if you sign and return a proxy card but do not indicate how you want to vote your shares for a particular proposal or for all of the proposals, then for any proposal for which you do not so indicate, your shares will be voted at the virtual Annual Meeting in accordance with the recommendation of the board of directors.
Beneficial Owners of Shares Held in Street Name.    If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, then, under applicable rules, the organization that holds your shares may generally vote your shares in their discretion on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on that matter with respect to your shares. This is generally referred to as a “broker non-vote.”
Which proposals are considered “routine” or “non-routine”?
The election of three Class II directors, Kevin J. Knopp, Ph.D., Tony J. Hunt and Mark Spoto, to hold office until the 2025 annual meeting of stockholders, is considered a non-routine matter. Brokers and other nominees cannot vote your shares on this proposal without receiving instructions from you, and therefore broker non-votes may occur with respect to this proposal.
The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 is considered a routine matter. A bank, broker, trustee or other nominee may generally vote your shares on routine matters even without receiving instructions from you, and therefore no broker non-votes are expected with respect to this proposal.
How does the board of directors recommend that I vote?
The board of directors recommends that you vote:
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“FOR” the election of three Class II directors, Kevin J. Knopp, Ph.D., Tony J. Hunt and Mark Spoto, to hold office until the 2025 annual meeting of stockholders; and

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“FOR” the ratification, on an advisory basis, of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

By returning your proxy via the Internet or by telephone or mail, unless you notify our Corporate Secretary in writing to the contrary, you are also authorizing the proxies to vote your shares in accordance with the recommendation of the board of directors on any other matter that may properly come before the Annual Meeting. We do not currently know of any such other matter.
What is the quorum requirement for the Annual Meeting?
As of the record date for the Annual Meeting on April 14, 2022, there were 31,384,176 shares of common stock issued and outstanding. Under Delaware law and our Amended and Restated By-laws, or by-laws, the holders of a majority of the common stock issued and outstanding and entitled to vote at the Annual Meeting, present in person (including by virtual attendance) or represented by proxy, constitute a quorum for the transaction of business at the Annual Meeting. If you submit a properly executed proxy via the Internet or by telephone or mail, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of determining a quorum. Broker non-votes will also be counted as present for the purpose of determining the presence of a quorum at the Annual Meeting. The inspector of election will determine whether a quorum is present and will tabulate the votes cast at the Annual Meeting.
How many votes does each share have?
Holders of common stock have one vote for each share on any matter that may be presented for consideration and action by the stockholders at the Annual Meeting, and do not have cumulative voting rights.
What is the voting requirement to approve each of the proposals?
Assuming a quorum is present at the Annual Meeting, the directors nominated for election must receive a plurality of the votes properly cast on the election of directors, meaning that the director nominees receiving the most votes will be elected.
Assuming a quorum is present at the Annual Meeting, the affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the Annual Meeting is required for the ratification, on an advisory basis, of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm.
How are abstentions and broker non-votes treated?
As noted above, abstentions and broker non-votes are counted for purposes of determining a quorum. For purposes of determining whether a proposal is approved (other than the election of directors), abstentions are counted in the tabulation of shares present in person or represented by proxy and have the same effect as voting against a proposal. For the election of directors, abstentions do not count as a vote cast and will have no effect on the outcome of the proposal.
With regard to the election of directors, broker non-votes are not considered as votes cast and will not be counted toward the vote total, and therefore will have no effect on the outcome of a proposal.
Can I change my vote or revoke my proxy after I have voted?
Stockholders of Record.    You may revoke your proxy and change your vote at any time before your shares are voted at the Annual Meeting by taking any of the following actions:
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filing with our Corporate Secretary either a written notice of revocation or a duly executed proxy dated later than the proxy you wish to revoke;

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voting again on a later date via the Internet or by telephone by no later than 1:00 a.m. Eastern Time on June 16, 2022 (in which case only your latest Internet or telephone proxy submitted will be counted); or

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attending the virtual Annual Meeting via www.meetnow.global/MAN6LT5 and voting at the virtual Annual Meeting (your attendance at the virtual Annual Meeting, in and of itself, will not revoke your proxy).

Any written notice of revocation or later dated proxy that is mailed must be received by our Corporate Secretary before the close of business on June 15, 2022, and should be addressed as follows: 908 Devices Inc., 645 Summer Street, Suite 201, Boston, Massachusetts 02210, Attention: Corporate Secretary. Alternatively, you may vote at the virtual Annual Meeting.
Beneficial Owners of Shares Held in Street Name.    You must follow the instructions provided by your bank, broker, trustee or other nominee if you wish to change your vote.
Why did I receive more than one Notice of Internet Availability of Proxy Materials or proxy card?
If you receive more than one Notice of Internet Availability of Proxy Materials or proxy card, it means you hold shares that are registered in more than one account. To ensure that all of your shares are voted, please mark your votes and date, sign and return each proxy card, or vote your proxy via the Internet or by telephone as instructed on each proxy card.
Who is soliciting these proxies and who is paying the solicitation costs?
Our board of directors is soliciting your vote for the Annual Meeting. The cost of preparing, assembling, printing and mailing the Notice of Internet Availability of Proxy Materials and proxy materials and, if applicable, proxy card, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by 908 Devices. We have hired Computershare to assist us in the distribution of proxy materials. We may request banks, brokers and other third parties to solicit their customers who beneficially own common stock listed of record in the name of such bank, broker or other third party, and we will reimburse such banks, brokers and third parties for their reasonable out-of-pocket expenses for such solicitations. The solicitation of proxies by mail may be supplemented by telephone, facsimile, Internet and personal solicitation by directors, officers and other employees of 908 Devices, but no additional compensation will be paid to such individuals.
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How can I obtain an additional copy?
With regard to the delivery of annual reports and proxy statements, under certain circumstances the SEC permits us to send a single set of such proxy materials or, where applicable, one Notice of Internet Availability of Proxy Materials, to any household at which two or more stockholders reside if they appear to be members of the same family (unless otherwise requested by one or more of such stockholders). Each stockholder, however, still receives a separate proxy card if he or she receives paper copies. This procedure, known as “householding,” reduces the amount of duplicate information received at a household and reduces mailing and printing costs as well. This year, we will be mailing primarily Notices of Internet Availability of Proxy Materials and only a small number of printed copies of the Proxy Statement and 2021 Annual Report to parties who have requested paper copies.
A number of banks, brokers and other third parties have instituted householding and have previously sent a notice to that effect to certain of our beneficial stockholders whose shares are registered in the name of the bank, broker or other third party. As a result, unless the stockholders receiving such notice gave contrary instructions, only one Proxy Statement and one 2021 Annual Report, or one Notice of Internet Availability of Proxy Materials, will be mailed to an address at which two or more such stockholders reside.
In addition, (i) if any stockholder who previously consented to householding desires to promptly receive a separate copy of the Proxy Statement and 2021 Annual Report, or the Notice of Internet Availability of Proxy Materials, for each stockholder at his or her same address, or (ii) if any stockholder shares an address with another stockholder and both stockholders at such address desire to receive only a single copy of the Proxy Statement and 2021 Annual Report, or the Notice of Internet Availability of Proxy Materials, then such stockholder should, if such stockholder is a beneficial stockholder, contact his or her bank, broker or other third party in whose name the shares are registered or, if such stockholder is a stockholder of record, contact 908 Devices as follows: 908 Devices Inc., 645 Summer Street, Suite 201, Boston, Massachusetts 02210, Attention: Corporate Secretary, or by email at secretary@908devices.com. Upon request, we will promptly deliver a separate copy of the Proxy Statement and 2021 Annual Report, or the Notice of Internet Availability of Proxy Materials, to any stockholder at a shared address to which a single copy of such material was delivered.

How can I find out the results of the voting at the annual meeting?
Preliminary voting results will be announced at the virtual Annual Meeting. Final voting results will be published in a Current Report on Form 8-K to be filed with the SEC within four business days after the virtual Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known, file an additional Form 8-K to publish the final results.
What else is expected to take place at the virtual Annual Meeting?
The main purpose of the virtual Annual Meeting is to conduct the business described in this Proxy Statement. As such, we intend to conduct the required business and then have a short question and answer period. We do not intend to make a formal presentation to stockholders. Since no presentation is planned, it is expected that the meeting will last only a few minutes.

PROPOSAL NO. 1 — ELECTION OF CLASS II DIRECTORS
Our business affairs are managed under the direction of our board of directors. Our board of directors currently consists of nine (9) directors, eight (8) of whom qualify as “independent” under the listing standards of the Nasdaq Stock Market LLC, or Nasdaq. In accordance with the terms of our Sixth Amended and Restated Certificate of Incorporation, or certificate of incorporation, and by-laws, our board of directors is divided into three classes — Class I, Class II and Class III, with members of each class serving staggered three-year terms. The members of the classes are currently divided as follows:
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the Class I directors are Fenel M. Eloi and Jeffrey P. George, and their terms will expire at the annual meeting of stockholders to be held in 2024;

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the Class II directors are Kevin J. Knopp, Ph.D., Tony J. Hunt, Mark Spoto and Nicolas Barthelemy, and their terms will expire at the Annual Meeting; and

•
the Class III directors are Keith L. Crandell, Marcia Eisenberg, Ph.D. and E. Kevin Hrusovsky, and their terms will expire at the annual meeting of stockholders to be held in 2023.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.
Our board of directors has nominated Kevin J. Knopp, Ph.D., Tony J. Hunt and Mark Spoto for election as the Class II directors at the Annual Meeting. The nominees are presently directors and have indicated a willingness to continue to serve as directors, if elected. If the nominees become unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our board of directors.
As previously announced, Nicolas Barthelemy, who is currently serving as one of our Class II directors, is not standing for re-election. We thank Mr. Barthelemy for his many years of service and contributions to the Company and our board of directors.
Following the Annual Meeting, our board of directors will include eight (8) members, and it is anticipated that the number of authorized directors will be decreased to eight (8) members, and that we will have a classified board of directors consisting of two classes with three (3) directors each, and one class with two (2) directors. As previously announced, the board of directors will continue to evaluate additional board candidates to further strengthen our board and add increased diversity.
Our certificate of incorporation and by-laws provide that the authorized number of directors may be changed only by resolution of our board of directors. Our certificate of incorporation also provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares then entitled to vote in an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.
Nominees for Election as Class II Directors
The following table identifies our director nominees and sets forth their principal occupation and business experience during the last five years and their ages as of April 21, 2022.
Name	Positions and Offices held with 908 Devices	Director Since	Age
Kevin J. Knopp, Ph.D.	President, Chief Executive Officer and Director	2012	49
Tony J. Hunt	Director	2022	58
Mark Spoto	Director	2012	53
Kevin J. Knopp, Ph.D. has been our President and Chief Executive Officer, and a member of our board of directors since February 2012. Prior to that, Dr. Knopp served as Vice-President and Site Leader of the Portable Optical Analysis division of Thermo Fisher Scientific Inc. following the acquisition of Ahura Scientific, Inc., a company he co-founded in 2002 that commercialized handheld optical spectrometers for a range of applications in the pharma and security markets. Dr. Knopp earned a B.S. in Electrical Engineering from Boston University, and his M.S. and Ph.D. degrees from the University of Colorado at Boulder. Our board of directors has concluded that Dr. Knopp is qualified to serve as a director because of his operational and historical expertise gained from serving as our President and Chief Executive Officer, and his extensive professional and educational experience in the analytical tools and instrumentation industry.
Tony J. Hunt has served as a member of our board of directors since March 2022. Mr. Hunt is President and CEO, and a member of the board of directors, of Repligen Corporation, a publicly traded bioprocessing-focused life sciences company. He joined Repligen in May 2014 as Chief Operating Officer, overseeing commercial and manufacturing operations, and was named to his current position in May 2015. Prior to Repligen, Mr. Hunt was President of Bioproduction at Life Technologies, a global life sciences company which was acquired by Thermo Fisher Scientific in 2014. He joined Life Technologies in 2008, serving as General Manager of Bioproduction Chromatography and Pharma Analytics before being named President of Bioproduction in 2011. From 2000 to 2008, Mr. Hunt was with Applied Biosystems as Senior Director of Pharma Programs where he launched the pharma analytics business that in 2008 became a part of the bioproduction platform at Life Technologies. Mr. Hunt holds a B.S. in microbiology and an M.S. in biotechnology from University College in Galway, Ireland, and an MBA from Boston University School of Management. Our board of directors has concluded that Mr. Hunt is qualified to serve as a director because of his deep understanding of the bioprocessing market.
Mark Spoto has served as a member of our board of directors since June 2012. Mr. Spoto is a Co-Founder and Managing Partner at Razor’s Edge Ventures, a multi-stage investment firm that invests in technology companies solving significant challenges in national security and high-growth commercial markets where he has been a partner since 2011. Prior to Razor’s Edge, Mr. Spoto was a partner at the national technology law firm of Cooley LLP. Mr. Spoto serves on the boards of directors of several private companies, including HawkEye 360 and Ursa Space. Mr. Spoto holds a B.S. in Aerospace Engineering from Boston University and a J.D. from Georgetown University Law Center. Our board of directors has concluded that Mr. Spoto possesses specific attributes that qualify him to serve as a member of our board of directors, including his financial and investment expertise and his significant legal, managerial and corporate governance expertise.
The proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as our directors if elected. However, if any of the nominees is unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.
The board of directors recommends voting “FOR” the election of Kevin J. Knopp, Ph.D., Tony J. Hunt and Mark Spoto as the Class II directors, to serve for a three-year term ending at the annual meeting of stockholders to be held in 2025.

Directors Continuing in Office
The following table identifies our directors continuing in office and sets forth their principal occupation and business experience during the last five years and their ages as of April 21, 2022.
Name	Positions and Offices held with 908 Devices	Director Since	Class and Year in Which Term Will Expire	Age
Fenel M. Eloi	Director	2021	Class I — 2024	63
Jeffrey P. George	Director	2021	Class I — 2024	48
Keith L. Crandell	Director	2012	Class III — 2023	61
Marcia Eisenberg, Ph.D.	Director	2021	Class III — 2023	63
E. Kevin Hrusovsky	Director	2013	Class III — 2023	61
Class I Directors (Term Expires at 2024 Annual Meeting)
Fenel M. Eloi has served as a member of our board of directors since February 2021. Mr. Eloi is a highly seasoned life science executive experienced in leading the transformation of small and mid-size companies to large operating global organizations. During his professional career, Mr. Eloi has scaled up operations, expanded businesses both organically and through strategic partnerships and completed a number of public and private financing transactions. He was most recently the Chief Financial Officer and then Chief Operating Officer of Cell Signaling Technology, Inc. from September 2005 to March 2018, a privately held life sciences company, where he oversaw significant growth of the business over a period of 12 years and provided leadership in the transformation of the company to a global operation. Prior to that, he was the Chief Operating Officer and Chief Financial Officer of Interleukin Genetics, Inc., a formerly Nasdaq-listed diagnostic company, for five years. Prior to Interleukin, he was Chief Financial Officer at LifeCell Corp and Genome Therapeutics Corp, both formerly Nasdaq-listed companies, for a combined period of 12 years. Mr. Eloi currently serves on the board of directors of MitoTherapeutix, a privately held drug development biotech company, where he serves as Chair of the Audit Committee, of VIC Technology Venture Development, and of Ultivue, Inc., a privately held life sciences company focused on spatial biology, where he also serves as Chair of the Audit Committee, and is a Managing Partner at P&M Capital Partners. Mr. Eloi previously served on the board of Cell Signaling Technology, Inc., a reagents company, and BioHelix Corporation, a diagnostics company. Mr. Eloi has an MBA from Anna Maria College and a B.A. in Business and Finance from Lee University. Our board of directors has concluded that Mr. Eloi possesses specific attributes that qualify him to serve as a member of our board of directors, including his financial and operational expertise and his extensive knowledge and experience as an executive scaling life science companies.
Jeffrey P. George has served as a member of our board of directors since February 2021. Mr. George has two decades of global healthcare and corporate leadership experience across North America, Europe, and emerging markets. Mr. George is the Managing Partner of Maytal Capital, a healthcare-focused private equity investment and advisory firm he founded in January 2017, and an Operating Partner at Revival Healthcare Capital since December 2018, a medical device-focused private equity firm. Between 2008 and 2016, Mr. George served on the Executive Committee of Novartis Group, first as CEO and Division Head of Germany-based Sandoz, Novartis’s $10 billion revenue generic pharmaceutical and biosimilar subsidiary. He was then CEO and Division Head of Texas- based Alcon, Novartis’s ~$10 billion revenue ophthalmology subsidiary. More recently, he served as CEO and Board Director of Performance Health, a global manufacturer and distributor to the physical therapy, rehab, and sports medicine markets. Earlier in his career, Mr. George served as head of Emerging Markets at Novartis Pharmaceuticals, as Vice President and Head of Western & Eastern Europe for Novartis Vaccines, as a Senior Director of Strategic Planning & Business Development at Gap Inc., and as an Engagement Manager with McKinsey & Co. Mr. George currently serves on the board of directors at Amneal Pharmaceuticals (NYSE: AMRX), a leading specialty and generic pharma company; Wishbone Medical, a global leader in pediatric orthopedic medical devices; and Dorian Therapeutics, a pre-clinical biotech firm in the cellular anti-senescence field. He also serves the boards of several leading non-profit organizations including Education Opens Doors, where he is Chairman, the North Texas Food Bank, and YPO of Dallas. Mr. George previously served on the board of Roam Analytics, an artificial intelligence healthcare software firm, and AdvaMed, the medical device industry association. Mr. George holds an MBA from Harvard Business School, a master’s degree from Johns

Hopkins University’s School of Advanced International Studies, and a B.A. in international relations from Carleton College. Our board of directors has concluded that Mr. George possesses specific attributes that qualify him to serve as a member of our board of directors, including his commercial, operational and financial expertise, and his extensive knowledge and experience in healthcare and pharmaceutical companies in domestic, emerging and other international markets.
Class III Directors (Term Expires at 2023 Annual Meeting)
Keith L. Crandell has served as a member of our board of directors since June 2012. Since July 1994, Mr. Crandell has served as a managing director of ARCH Venture Partners, a venture capital firm focused on early-stage technology companies. He serves on the board of directors of Quanterix Corporation, a publicly-traded company focusing on digital biomarker detection for disease screening and therapeutics development, and Twist Bioscience, a publicly-traded company focused on silicon-based DNA writing platform with genomic tools to classify viral samples and genome engineering tools to build vaccines. He is also a director of several private companies and serves on the Entrepreneurship Advisory Board at the Polsky Center for Entrepreneurship, the University of Chicago Booth School of Business, the University of Chicago Pritzker School of Molecular Engineering Advisory Council, and on the investment advisory board for the Partners Innovation Fund, a venture capital fund affiliated with Harvard Medical School Hospitals. Mr. Crandell has a B.S. degree in chemistry and mathematics from St. Lawrence University, an M.S. in chemistry from the University of Texas at Arlington, and an MBA from the University of Chicago. Our board of directors has concluded that Mr. Crandell possesses specific attributes that qualify him to serve as a member of our board of directors, including his financial expertise and his substantial experience as an investor in emerging companies.
Marcia Eisenberg, Ph.D. has served as a member of our board of directors since June 2021. Since 2014, Dr. Eisenberg has served as Chief Scientific Officer of Labcorp Diagnostics. She served in a variety of other roles for Laboratory Corporation of America Holdings, Inc. (NYSE: LH), or Labcorp, and its affiliates starting in 1990. Dr. Eisenberg has extensive experience with forensic DNA testing, biotechnology, molecular genetics and molecular oncology. She has helped lead the development and validation of well over a thousand clinical assays used for patient care during her more than 30-year tenure at Labcorp, a global life sciences company. Dr. Eisenberg previously held roles on the National Institute of Environmental Health Sciences and the FBI’s National DNA Advisory Board, where she was later recognized for her contributions to the advancement of DNA technology. A molecular biologist by training, Dr. Eisenberg was a member of the team responsible for commercializing polymerase chain reaction (PCR) tests in the 1990s, making large-scale testing possible, and since the onset of the COVID-19 pandemic, she has led the effort at Labcorp and across the industry to use that same technology to make high-quality testing for COVID-19 broadly available. Earlier this year, Dr. Eisenberg was recognized by the Healthcare Businesswomen’s Association (HBA) as a 2021 Luminary. Dr. Eisenberg received her B.S. degree in Biology and her B.A. in Psychology from SUNY Albany, her M.S. degree in Molecular Biology from SUNY Albany, and her Ph.D. in Molecular Biology from University of Kentucky. Our board of directors has concluded that Dr. Eisenberg possesses specific attributes that qualify her to serve as a member of our board of directors, including her expertise in molecular biology and her knowledge of and extensive experience in the commercial scientific testing space.
E. Kevin Hrusovsky has served as a member of our board of directors since September 2013 and Chairman of our board of directors since September 2020. Since June 2014, Mr. Hrusovsky has served as President and, since January 2015, as Chairman and Chief Executive Officer of Quanterix Corporation, a publicly traded company. Effective April 25, 2022, Mr. Hrusovsky will become Executive Chairman of the Quanterix board of directors. Mr. Hrusovsky has also been the Founder and Chairman of Powering Precision Health Foundation since January 2014. Prior to joining Quanterix, Mr. Hrusovsky served as Senior Vice President of PerkinElmer, Inc., a publicly traded company that produces analytical instruments, genetic testing and diagnostic tools, medical imaging components, software, instruments and consumables for multiple end markets from February 2012 to May 2013 and served as President of the Life Sciences and Technology business unit of PerkinElmer, Inc. from November 2011 to May 2013. From May 2013 through September 2013, he served as a consultant to PerkinElmer. Previously, Mr. Hrusovsky served as Chief Executive Officer and President of Caliper Life Sciences, Inc., a life sciences company that developed and sold lab automation equipment, from July 2003 to November 2011 when it was acquired by

PerkinElmer, Inc. Prior to that, he served as Chief Executive Officer and President of Zymark, a company that provided laboratory automation, robotics, and liquid handling solutions, and Director of International Business, Agricultural Chemical Division, and President of the Pharmaceutical Division for FMC Corporation, a publicly traded chemical manufacturing company. He also held several management positions at E.I. DuPont de Nemours, a publicly traded chemical manufacturing company. Mr. Hrusovsky serves on the board of directors of DA32 Life Science Tech Acquisition Corp., a publicly traded blank check company, and of BioreclamationIVT, LLC, a private company. Mr. Hrusovsky has a B.S. in mechanical engineering from Ohio State University and an MBA from Ohio University. Mr. Hrusovsky is also the founder of Powering Precision Health, a non-profit global think tank composed of the industry’s top medical, research and financial experts. Our board of directors has concluded that Mr. Hrusovsky possesses specific attributes that qualify him to serve as a member of our board of directors, including his financial expertise, operational expertise and his substantial experience as a President and Chief Executive Officer.
There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director. There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiary.
Board Diversity Matrix
The diversity matrix required by the Nasdaq listing requirements is set forth below:
Board Diversity Matrix (as of April 21, 2022)
Total Number of Directors – 9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	8
Part II: Demographic Background
African American or Black		1
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	7
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Executive Officers and Key Senior Management
The following table identifies our executive officers and key senior management, and sets forth their current positions at 908 Devices and their ages as of April 21, 2022.
Name	Position held with 908 Devices	Officer Since	Age
Executive Officers
Kevin J. Knopp, Ph.D.	President, Chief Executive Officer and Director	2012	49
Christopher Brown, Ph.D.	Chief Technology Officer	2012	47
Joseph H. Griffith IV	Chief Financial Officer	2014	47
Trent Basarsky, Ph.D.	Vice President, Corporate Development	2017	54
John Kenneweg	Vice President, Government	2013	49
Michael S. Turner	Vice President, General Counsel and Secretary	2020	55
Key Senior Management
Steve Davenport	Vice President, Commercial Sales	2021	56
Maura Fitzpatrick	Vice President, Product Management & Marketing	2020	51
Michele Fournier	Chief People Officer	2021	57
Kevin McCallion, Ph.D.	Vice President, Production and New Product Introduction	2013	56
Kevin J. Knopp, Ph.D. See the section of this Proxy Statement above captioned “— Nominees for Election as Class II Directors” for Dr. Knopp’s biography.
Christopher Brown, Ph.D. is a co-founder and has been our Chief Technology Officer & Vice President of Research & Development since February 2012. Prior to founding 908 Devices, Dr. Brown was a platform architect at Apple Inc. leading investigations in future-gen health-technologies. Prior to Apple, from April 2010 to October 2010, he was a Senior Director at Thermo Fisher Scientific, Inc. and from 2005 until 2010 he was Senior Director of Product Development and Engineering at Ahura Scientific, Inc. Prior to Ahura Scientific he held roles of increasing responsibility at InLight Solutions, Inc. Dr. Brown holds a B.Sc. in Mathematics/Chemistry from Brandon University, and Ph.D. in Chemistry from Dalhousie University where he specialized in statistical and machine learning methods for chemical data.
Joseph H. Griffith IV has been our Chief Financial Officer since March 2014. From November 2011 to March 2014, Mr. Griffith served as Chief Financial Officer of the Life Sciences and Technology business unit of PerkinElmer, Inc., a publicly traded company that produces analytical instruments, genetic testing and diagnostic tools, medical imaging components, software, instruments and consumables for multiple end markets. Previously, Mr. Griffith served as Chief Accounting Officer and Vice President of Finance from April 2008 to November 2011 and as Corporate Controller from July 2003 to April 2008, of Caliper Life Sciences, Inc., a publicly traded life sciences company that developed and sold lab automation equipment, that was acquired by PerkinElmer, Inc. Prior to that, he served as Corporate Controller of Zymark Corporation, a company that provided laboratory automation, robotics, and liquid handling solutions, from April 2002 to July 2003, when it was acquired by Caliper Life Sciences, Inc. From August 1997 to February 2002, Mr. Griffith served as an Audit Senior at Arthur Andersen, a national accounting firm. He is a licensed Certified Public Accountant and holds a B.S. in Accounting from Villanova University.
Trent Basarsky, Ph.D. joined 908 Devices in January 2017 and is our Vice President of Corporate Development, having previously served as Vice President of Commercial Business, and Vice President and General Manager of Life Sciences. Prior to joining us, Dr. Basarsky was Chief Business Officer at Zephyrus Biosciences, a company focused on single-cell Westerns, which was acquired by Bio-Techne Corporation. From 2009 to 2014, Dr. Basarsky was Vice President of Corporate Development at ProteinSimple, Inc., also acquired by Bio-Techne Corporation, with responsibilities including acquisitions, marketing, and intellectual property. From July 2008 to October 2009, Dr. Basarsky served as Director of Corporate Development at Codexis Inc., a cleantech company focused on next generation biofuels and pharmaceutical manufacturing. Dr. Basarsky was an independent sports technology entrepreneur from September 2007 to June 2008. From July 2004 to July 2007, Dr. Basarsky was Director of Corporate and Business Development

of Molecular Devices, LLC which was acquired by MDS, Inc. From 1998 to 2004, he held positions in marketing, product management, business development and intellectual property at Axon Instruments, a life science instrumentation company acquired by Molecular Devices. Dr. Basarsky received a B.Sc. in Zoology from the University of Alberta, a Ph.D. in Neuroscience from Iowa State University, and he has passed the USPTO patent bar exam.
John Kenneweg is our Vice President of Government Business and, since April 2013, he has also been our Vice President and General Manager of Field Forensics. Prior to joining us, Mr. Kenneweg served as the Director of Federal Government Programs at Thermo Fisher Scientific’s Portable Analytical Instrument Division from 2010 to 2013, a publicly traded company that produces a range of solutions to include life science technology, analytical instruments, diagnostics and lab equipment and services. Prior to that, Mr. Kenneweg managed government sales for Ahura Scientific, Inc. from 2005 until it was acquired by Thermo Fisher Scientific in 2010. Prior to that, he served as Business Development Manager from 2002 to 2005, Sales Manager from 1999 to 2002 and Product Manager from 1997 to 1999, at Draeger Safety, Inc, the U.S. subsidiary of Drägerwerk AG, a company that sells and manufactures gas detection and respiratory protection equipment for safety and medical purposes. He earned a B.A. from West Virginia University and served honorably in the United States Marine Corps.
Michael S. Turner has been our Vice President, General Counsel and Secretary since November 2020. Previously, Mr. Turner served as Co-Chief Executive Officer, General Counsel and Executive Director from June 2019 to March 2020, and as Executive Vice President, General Counsel and Company Secretary from May 2014 to June 2019, of Allied Minds plc, a publicly traded venture firm focused on early stage company development within the technology and life science sectors. Prior to that, he served as Partner at DLA Piper LLP from January 2010 to May 2014, and at Goodwin Procter LLP from September 1998 to December 2009, counseling public and private companies, investment banks, and private equity and venture capital firms, with an emphasis on capital markets, mergers and acquisitions and corporate governance for growth companies in the technology and life science sectors. Mr. Turner received his B.A. from Colgate University and his J.D. from Cornell Law School and is admitted to the bar in Massachusetts, Maine and New York.
Steve Davenport has been our Vice President, Commercial since February 2021, bringing more than 30 years sales and management experience in the life sciences industry to the team. Prior to joining 908 Devices, Mr. Davenport was Head of Life Science Research sales at Sartorius until January 2021, leading the division to record sales growth in 2020, and was instrumental in development of the global Bioanalytics sales organization, consistently delivering high double digit sales growth since he joined Sartorius via the acquisition of Intellicyt Corporation in 2016, where Mr. Davenport had been Vice President of Global Sales since February 2013. Throughout his career Mr. Davenport has been involved in successful market introductions of multiple drug discovery, protein, cell and genetic analysis technologies and the development of high performing sales organizations at Amersham Pharmacia Biotech (now Cytiva), Molecular Devices (now Danaher) and ProteinSimple (now Biotechne). Mr. Davenport has B.Sc. in Applied Chemistry from the University of Wales Institute of Science and Technology.
Maura Fitzpatrick has been our Vice President of Product Management and Marketing since September 2020. From November 2019 until September 2020, Ms. Fitzpatrick served as Vice President of Product Management at Waters Corporation, a company in the life sciences market specializing in liquid chromatography, mass spectrometry, and informatics, and from January 2018 to November 2019, Ms. Fitzpatrick served as Senior Director of Product Marketing. From September 2015 to December 2017, Ms. Fitzpatrick served as the Vice President of Product Management and Marketing at Cambridge Technology Inc., a company that provides laser beam steering solutions. From January 2009 to September 2015, she held various Director and Senior Director roles in Marketing and Product Management at Thermo Fisher Scientific, Inc. Ms. Fitzpatrick earned a B.S. in Chemistry from Merrimack College and an A.S. in Marketing from Johnson and Wales University.
Michele Fournier has been our Chief People Officer since April 2021, bringing more than 30 years of Global HR experience in corporate and consulting roles in the United States, Asia and Europe, having completed several short-term expat assignments in various European and Asian offices. She has extensive experience establishing and promoting compensation and benefits strategies, which include working with board of directors and compensation committees and shareholder services. She also has deep experience in the areas of M&A, corporate strategy, executive compensation, employee relations, HR shared services, change management, employee benefits, equity and incentive program design, talent management, and HR and organizational transformation. Ms. Fournier has held a variety of senior HR leadership roles including Executive Vice President and Chief Human Resources Officer and Corporate Vice President, Compensation, Benefits and HRIS at Parexel International, a clinical research organization in Newton, Massachusetts, from June 2014 to January 2021, and as Corporate Vice President of Global Human Resources and Corporate Services at PTC, a product lifecycle management technology company in Boston, Massachusetts, from January 2001 to November 2009. Her previous roles include consulting and compensation and benefit leadership positions at Cambridge Technology Partners, William M. Mercer, and Medtronic. Ms. Fournier earned her B.A. from the University of Michigan and is a Certified Compensation Professional.
Kevin McCallion, Ph.D. has been our Vice President of Production and New Product Introduction since August 2020 and was our Director, Component Engineering from May 2013 to August 2020. Prior to joining us, Dr. McCallion served as Vice President of Engineering for TeraDiode, Inc., a developer of compact, high efficiency laser sources. Previously, Dr. McCallion was Director of Engineering at Finisar Corp, a manufacturer of optical communications subsystems and components. Prior to that, he was a co-founder and Vice President of Product Development at Azna LLC, implementing novel, high-speed diode lasers for long haul transmission. Earlier in his career, he also held senior technical management positions at Nortel Networks Corporation and CoreTek, Inc. He received a B.Eng. (1st Hons), M.Sc. and Ph.D. in Electrical Engineering and Optoelectronics from the University of Strathclyde in the United Kingdom. Dr. McCallion is an inventor on more than 30 U.S. patents and is author on numerous technical publications.
The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he was or is to be selected as an executive officer. There are no material legal proceedings to which any of our executive officers is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiary.

PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022
Stockholders are being asked to ratify the appointment by the audit committee of the board of directors of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. PricewaterhouseCoopers LLP has served as independent registered public accounting firm for 908 Devices since 2013.
The audit committee is solely responsible for selecting our independent registered public accounting firm for the fiscal year ending December 31, 2022. Stockholder approval is not required to appoint PricewaterhouseCoopers LLP as our independent registered public accounting firm. However, the board of directors believes that submitting the appointment of PricewaterhouseCoopers LLP to the stockholders for ratification is good corporate governance. A majority of the votes properly cast is required in order to ratify the appointment of PricewaterhouseCoopers LLP. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain PricewaterhouseCoopers LLP. If the selection of PricewaterhouseCoopers LLP is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of 908 Devices and its stockholders.
A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.
We incurred the following fees from PricewaterhouseCoopers LLP for the audit of the consolidated financial statements and for other services provided during the years ended December 31, 2021 and 2020.
Fee Category	2021	2020
Audit fees(1)	$1,010,474	$1,691,050
Audit-related fees(2)	—	—
Tax fees(3)	12,000	5,000
All other fees(4)	2,956	2,756
Total fees	$1,025,430	$1,698,806

(1)
Audit fees consist of fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by the independent registered accounting firm in order for them to be able to form an opinion on our consolidated financial statements. This category also includes fees for services incurred in 2021 and 2020 in connection with our public offerings completed in November 2021 and December 2020, respectively.

(2)
Audit-related fees consist of fees for assurance and related services that traditionally are performed by an independent registered accounting firm that are reasonably related to the performance of the audit or review of the financial statements.

(3)
Tax fees consist of fees for all professional services performed by professional staff in our independent registered accounting firm’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state and local tax issues related to due diligence.

(4)
All other fees consist of license fees for accounting research software.

Audit Committee Pre-approval Policy and Procedures
Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee, or the engagement is entered into pursuant to the pre-approval procedure described below.
From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.
During our fiscal years ended December 31, 2021 and 2020, no services were provided to us by PricewaterhouseCoopers LLP other than in accordance with the pre-approval policies and procedures described above.
The board of directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

REPORT OF THE AUDIT COMMITTEE
The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of our financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of our independent registered public accounting firm, (3) the performance of our internal audit function, if any, and (4) other matters as set forth in the charter of the audit committee approved by the board of directors.
Management is responsible for the preparation of our financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or PCAOB, and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.
In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of 908 Devices for the fiscal year ended December 31, 2021. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the PCAOB’s Auditing Standard No. 1301, Communication with Audit Committees. In addition, the audit committee received written communications from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.
Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements of 908 Devices be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act of 1933, as amended, or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.
THE AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS OF 908 DEVICES INC.
Fenel M. Eloi, Chairman
Keith L. Crandell
Mark Spoto
April 21, 2022

CORPORATE GOVERNANCE
Director Nomination Process
Our nominating and corporate governance committee is responsible for identifying individuals qualified to become members of our board of directors, consistent with criteria approved by our board, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.
The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our board. The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee-recommended nominee for a position on our board of directors are as follows:
•
high standards of personal and professional ethics and integrity;

•
proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment;

•
skills that are complementary to those of the existing board;

•
the ability to assist and support management and make significant contributions to the Company’s success; and

•
an understanding of the fiduciary responsibilities that are required of a member of the board and the commitment of time and energy necessary to diligently carry out those responsibilities.

The nominating and corporate governance committee will consider candidates properly recommended by stockholders holding at least three (3%) of our common stock continuously for at least twenty four (24) months before the date of the recommendation. Any such proposals should be submitted to our Corporate Secretary at our principal executive offices not less than 120 calendar days prior to the date on which the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate, and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to 908 Devices Inc., 645 Summer Street, Suite 201, Boston, Massachusetts 02210, Attention: Corporate Secretary. Assuming that biographical and background material has been provided on a timely basis in accordance with our by-laws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.
Director Independence
Our board of directors has determined that all members of our board of directors, except Dr. Knopp, are independent directors, including for purposes of the rules of Nasdaq and the SEC. In making such independence determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors, our board of directors considered the association of our directors with the holders of more than 5% of our common stock. The composition and functioning of our board of directors and each of our committees complies with all applicable requirements of Nasdaq and the rules and regulations of the SEC. There are no family relationships among any of our directors or executive officers.

Board Committees
Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee, each of which operates pursuant to a charter adopted by our board of directors that satisfies the applicable standards of Nasdaq and the SEC. Each such committee reviews its respective charter at least annually. A current copy of the charter for each of the audit committee, compensation committee, and nominating and corporate governance committee is posted in the in the “Investors” section of our website at https://ir.908devices.com/. The composition and functioning of all of our committees complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, Nasdaq and SEC rules and regulations.
Audit Committee
Fenel M. Eloi, Keith L. Crandell and Mark Spoto serve on the audit committee, which is chaired by Mr. Eloi. Mr. Spoto served as chair of the audit committee until February 23, 2021 when Mr. Eloi was appointed to the board of directors and as chair of the audit committee. Our board of directors has determined that each member of the audit committee is “independent” as that term is defined in the rules of the SEC and the applicable Nasdaq rules, and each has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our board of directors has designated Mr. Eloi as an “audit committee financial expert,” as defined under the applicable rules of the SEC. During the fiscal year ended December 31, 2021, the audit committee met seven times. The report of the audit committee is included in this proxy statement under “Report of the Audit Committee.”
The audit committee’s responsibilities include:
•
appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•
pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•
reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;

•
reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

•
coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

•
establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

•
recommending based upon the audit committee’s review and discussions with management and our independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10-K;

•
monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

•
preparing the audit committee report required by SEC rules to be included in our annual proxy statement; and

•
reviewing all related person transactions for potential conflict of interest situations and approving all such transactions.

Compensation Committee
Nicolas Barthelemy, Jeffrey P. George and Keith L. Crandell serve on the compensation committee, which is chaired by Mr. Barthelemy. Mark Spoto served as a member of the compensation committee until he was replaced by Mr. George on May 10, 2021. Following the date of the Annual Meeting, where

Mr. Barthelemy is not standing for re-election, we expect that Mr. George shall serve as chair of the compensation committee, and that Dr. Eisenberg shall be appointed to serve as an additional member. Our board of directors has determined that each current and prospective member of the compensation committee is “independent” as that term is defined in the applicable Nasdaq rules, and that each member of the compensation committee meets the requirements of a “non-employee director” pursuant to Rule 16b-3 under the Exchange Act. During the fiscal year ended December 31, 2021, the compensation committee met four times.
The compensation committee’s responsibilities include:
•
annually reviewing and approving the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;

•
evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and based on such evaluation: (i) approving the cash compensation of our Chief Executive Officer and (ii) approving grants and awards to our Chief Executive Officer under equity-based plans;

•
reviewing and approving the compensation of our other executive officers;

•
reviewing and establishing our overall management compensation, philosophy and policy;

•
overseeing and administering our compensation and similar plans;

•
evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;

•
reviewing and approving our policies and procedures for the grant of equity-based awards;

•
reviewing and recommending to our board of directors the compensation of our directors;

•
preparing the compensation committee report required by SEC rules, if and when required, to be included in our annual proxy statement; and

•
reviewing and approving the retention, termination or compensation of any consulting firm or outside advisor to assist in the evaluation of compensation matters.

Nominating and Corporate Governance Committee
Mark Spoto, Keith L. Crandell and E. Kevin Hrusovsky serve on the nominating and corporate governance committee, which is chaired by Mr. Spoto. Our board of directors has determined that each member of the nominating and corporate governance committee is “independent” as that term is defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2021, the nominating and corporate governance committee met six times.
The nominating and corporate governance committee’s responsibilities include:
•
developing and recommending to our board of directors criteria for board and committee membership;

•
establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;

•
reviewing the composition of our board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

•
identifying individuals qualified to become members of our board of directors;

•
recommending to our board of directors the persons to be nominated for election as directors and to each of our board’s committees;

•
developing and recommending to our board of directors a code of business conduct and ethics and a set of corporate governance guidelines; and

•
overseeing the evaluation of our board of directors and management.

The nominating and corporate governance committee considers candidates for membership to our board of directors suggested by our board members, including our chief executive officer. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates properly recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our board of directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described in this proxy statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our by-laws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Proposals.”
Identifying and Evaluating Director Nominees.   Our board of directors is responsible for filling vacancies on our board of directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The board of directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.
Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with other members of our board of directors, with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors’ approval to fill a vacancy or as director nominees for election to the board of directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. Our policies and procedures for nominating directors are included in our nominating and corporate governance charter posted in the in the “Investors” section of our website at https://ir.908devices.com/.
Board Diversity.   The nominating and corporate governance committee recommends candidates after evaluating several factors, including character, integrity, judgment, diversity, independence, skills, education, expertise, business acumen, business experience, length of service, understanding of our business and industry, conflicts of interest and other commitments. The nominating and corporate governance committee believes in an expansive definition of diversity that includes differences of gender, race, ethnicity, sexual orientation and other underrepresented groups, as well as experience, education and talents, among other things. We believe that having varying perspectives and a breadth of experience represented on our board of directors improves the quality of dialogue, contributes to more effective decision-making on behalf of the Company and its stockholders, and enhances the overall chemistry and collaborative culture in the boardroom. Accordingly, the nominating and corporate governance committee is committed to actively seeking out highly qualified women, and minority candidates, as well as candidates with other diverse backgrounds, skills and experience when considering director candidates.
At the time of our initial public offering in December 2020, 14% of our directors represented gender diversity. During 2021, the nominating and corporate governance committee nominated three new directors: Marcia Eisenberg, Ph.D., Fenel M. Eloi and Jeffrey P. George. The addition of these directors served to enhance the diversity, the healthcare and pharmaceutical company experience, and the commercial, operational and financial expertise of our board of directors. In March 2022, the committee further enhanced our bioprocessing market expertise with the nomination of Tony J. Hunt. Taken together, as of the date of the Annual Meeting, 25% of our directors will represent gender and racial diversity, which we believe will help shape the future strategic direction of the Company as it grows. The Company is committed to identifying additional board nominees to continue to increase the gender and other demographic diversity of our board of directors.
Board and Committee Meetings Attendance
Our board of directors met five times during the fiscal year ended December 31, 2021. During fiscal year 2021, each member of the board of directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).
Director Attendance at Annual Meeting of Stockholders
Directors are responsible for attending the annual meeting of stockholders to the extent practicable. In 2021, seven directors attended the annual meeting.
Policy on Trading, Pledging and Hedging of Company Stock
Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits short sales and derivative transactions of our stock by our officers, directors, employees and certain designated consultants and contractors, including short sales of our securities and the purchase or sale of puts, calls, or other derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership. Any waiver of this policy may be authorized in writing by the Company’s compliance officer, and any such waiver must be reported to the board of directors. To date, no such requests have been made or approved.
Compensation Committee Interlocks and Insider Participation
During 2021, the members of our compensation committee included Mr. Barthelemy, Mr. Crandell, Mr. George and Mr. Spoto. No member of the compensation committee has ever been an officer or employee of the Company or had any other relationship requiring disclosure herein. None of our executive officers serve, or have served during the last fiscal year, as a member of the board of directors, compensation committee, or other board committee performing equivalent functions of any other entity that has one or more executive officers serving as one of our directors or on our compensation committee.
Code of Business Conduct and Ethics
We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted in the “Investors” section of our website at https://ir.908devices.com/. We intend to disclose any amendment or waiver of a provision of our code that applies to our principal executive officer, principal financial officer, or persons performing similar functions, by posting such information in the “Investors” section of our website at https://ir.908devices.com/ and/or our public filings with the SEC.
Board Leadership Structure and Board’s Role in Risk Oversight
Currently, the role of chairman of the board is separated from the role of chief executive officer. We believe that separating these positions allows our chief executive officer to focus on our day-to-day business, while allowing the chairman of the board to lead the board of directors in its fundamental role of providing advice to, and independent oversight, of management. Our board of directors recognizes the time, effort, and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as the board of directors’ oversight responsibilities continue to grow. While our by-laws and our corporate governance guidelines do not require that our chairman and chief executive officer positions be separate, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.
Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction and intellectual property as more fully discussed in the section entitled “Risk Factors” appearing in our 2021 Annual Report. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.
The role of our board of directors in overseeing the management of our risks is conducted primarily through committees of our board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The audit committee of our board of directors is primarily responsible for overseeing our risk management processes on behalf of our board of directors. The audit committee receives reports from management on at least a quarterly basis regarding our assessment of risks. In addition, the audit committee reports regularly to our board of directors, which also considers our risk profile. The audit committee and our board of directors focus on the most significant risks we face and our general risk management strategies. While our board of directors oversees our risk management, management is responsible for day-to-day risk management processes. Our board of directors expects management to consider risk and risk management in each business decision, to proactively develop and monitor risk management strategies and processes for day-to-day activities and to effectively implement risk management strategies. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables our board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.
Communication with the Directors of 908 Devices
Any interested party with concerns about the Company may report such concerns to the board of directors by submitting a written communication to the attention of the board of directors as a whole or to one or more individual directors by name, at the following address:
908 Devices Inc.
645 Summer Street, Suite 201
Boston, MA 02210
Attn: Chair of the Board of Directors
Communications to the board of directors may also be sent to secretary@908devices.com. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.
We will forward any such communication to each director, and the chair of the board in his or her capacity as a representative of the board, to whom such communication is addressed to the address specified by each such director and the chair of the board.
The General Counsel of the Company will review these communications and reserves the right not to forward communications if they are deemed inappropriate, consist of individual grievances or other interests that are personal to the party submitting the communication and could not reasonably be construed to be of concern to stockholders or other constituencies of the Company, solicitations, advertisements, surveys, “junk” mail or mass mailings.
The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by 908 Devices regarding accounting, internal accounting controls, or audit matters, including the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. 908 Devices has also established a telephone number for the reporting of such activity, which is (877) 652-3270 (toll free in the United States) or a complaining party may submit a confidential memorandum to the audit committee by sending a letter to 908 Devices Inc., 645 Summer Street, Suite 201, Boston, Massachusetts 02210; Attention: Compliance Officer.
Director Compensation
The table below presents the total compensation for each person who served as a non-employee director during fiscal year ended December 31, 2021.
Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our board of directors in 2021. We reimburse members of our board of directors for reasonable travel expenses. Directors who also serve as employees receive no additional compensation for their service as directors. During fiscal year 2021, Dr. Knopp, our President and Chief Executive Officer, was a member of our board of directors, as well as an employee, and received no additional compensation for his services as a director. See the section titled “Executive Compensation” for more information about Dr. Knopp’s compensation for fiscal year 2021.
Name	Fees Earned or Paid In Cash ($)(1)	Stock Awards ($)(2) (3) (4)	Option Awards ($)(5) (6) (7)	All Other Compensation ($)(8)	Total ($)
Nicolas Barthelemy	49,500	57,504	57,520	—	164,524
Keith L. Crandell	57,000	57,504	57,520	—	172,024
Marcia Eisenberg, Ph.D.(9)	21,094	87,506	87,514	—	196,114
Fenel M. Eloi(10)	47,406	145,031	145,026	—	337,463
Jeffrey P. George(11)	36,406	145,031	145,026	—	326,463
E. Kevin Hrusovsky	67,500	57,504	57,520	—	182,524
Sharon Kedar(12)	—	—	—	—	—
J. Michael Ramsey, Ph.D.(13)	18,626	—	—	40,000	58,626
Mark Spoto	60,250	57,504	57,520	—	175,274

(1)
Amounts represent cash compensation earned during fiscal 2021 for services rendered by each member of the board of directors in accordance with the non-employee director compensation policy.

(2)
Amounts shown reflect the grant date fair value of restricted stock units, or RSUs, granted during fiscal 2021. The grant date fair value was computed in accordance with Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718, Compensation — Stock Compensation, disregarding the effect of estimated forfeitures related to service-based vesting. See Note 10 to the financial statements in our 2021 Annual Report on Form 10-K filed with the SEC on March 11, 2022 regarding assumptions we made in determining the fair value of RSUs. Each RSU represents a contingent right to receive one share of our common stock, when vested, and the amounts reported above do not represent the ultimate value that may be realized by each director upon settlement of the RSUs or the subsequent sale of such shares.

(3)
During fiscal 2021, the following RSUs were granted to non-employee directors: (i) 1,523 RSUs to each of Messrs. Eloi and George on March 1, 2021; (ii) 2,045 RSUs to Dr. Eisenberg on June 7, 2021; and (iii) 1,379 RSUs to each of Messrs. Barthelemy, Crandell, Eloi, George, Hrusovsky and Spoto on June 17, 2021, each in accordance with the non-employee director compensation policy.

(4)
As of December 31, 2021, non-employee directors held the following outstanding RSUs: (i) Mr. Barthelemy held 1,379 RSUs; (ii) Mr. Crandell held 1,379 RSUs; (iii) Dr. Eisenberg held 2,045 RSUs; (iv) Mr. Eloi held 2,902 RSUs; (v) Mr. George held 2,902 RSUs; (vi) Mr. Hrusovsky held 1,379 RSUs; and (vii) Mr. Spoto held 1,379 RSUs.

(5)
Amounts shown reflect the grant date fair value of option awards granted during fiscal 2021. The grant date fair value was computed in accordance with FASB ASC Topic 718, Compensation — Stock

Compensation, disregarding the effect of estimated forfeitures related to service-based vesting. See Note 10 to the financial statements in our 2021 Annual Report on Form 10-K filed with the SEC on March 11, 2022 regarding assumptions we made in determining the fair value of option awards. Each option represents a contingent right to purchase one share of our common stock, when vested, and the amounts reported above do not represent the ultimate value that may be realized by each director upon exercise of the option or the subsequent sale of such shares.
(6)
During fiscal 2021, the following options were granted to non-employee directors: (i) an option to purchase 2,562 shares to each of Messrs. Eloi and George on March 1, 2021; (ii) an option to purchase 3,511 shares to Dr. Eisenberg on June 7, 2021; and (iii) an option to purchase 2,455 shares to each of Messrs. Barthelemy, Crandell, Eloi, George, Hrusovsky and Spoto on June 17, 2021, each in accordance with the non-employee director compensation policy.

(7)
As of December 31, 2021, non-employee directors held the following outstanding options: (i) Mr. Barthelemy held options to purchase 83,615 shares; (ii) Mr. Crandell held options to purchase 16,865 shares; (iii) Dr. Eisenberg held an option to purchase 3,511 shares; (iv) Mr. Eloi held options to purchase 5,017 shares; (v) Mr. George held options to purchase 5,017 shares; (vi) Mr. Hrusovsky held options to purchase 250,556 shares; (vii) Dr. Ramsey held options to purchase 60,504 shares; and (viii) Mr. Spoto held options to purchase 16,865 shares.

(8)
Amount represents consulting fees paid to Dr. Ramsey during fiscal 2021. See footnote 13 below.

(9)
Dr. Eisenberg was appointed to the board on June 7, 2021. Dr. Eisenberg received initial equity grants upon joining the board and pro-rated director fees for the days served during the fiscal 2021.

(10)
Mr. Eloi was appointed to the board and audit committee on February 22, 2021. Mr. Eloi received initial equity grants upon joining the board, annual equity grants on June 17, 2021, and pro-rated director fees for the days served during the fiscal 2021.

(11)
Mr. George was appointed to the board on February 22, 2021 and compensation committee on May 10, 2021. Mr. George received initial equity grants upon joining the board, annual equity grants on June 17, 2021, and pro-rated director fees for the days served during the fiscal 2021.

(12)
Ms. Kedar is a former non-employee director who resigned as of June 17, 2021. Ms. Kedar is a partner at Northpond Ventures, LP and agreed to waive her director compensation with respect to her service as a non-employee director.

(13)
Dr. Ramsey is a co-founder and a former non-employee director who resigned as of June 17, 2021. Dr. Ramsey is party to an independent contractor agreement with us, pursuant to which Dr. Ramsey, effective July 1, 2021, receives $5,000 per quarter as compensation for services provided to us, including two full days a month of consulting services and serving as the co-chair of our scientific advisory board. Prior to July 1, 2021, Dr. Ramsey received $5,000 per month as compensation for consulting services, serving on our board of directors and serving as the co-chair of our scientific advisory board.

Non-Employee Director Compensation Policy
In connection with our initial public offering in December 2020, our board of directors adopted a formal Non-Employee Director Compensation Policy, which was amended in February 2021 and in March 2022. The policy is designed to ensure that the compensation of non-employee directors aligns the directors’ interests with the long-term interests of the stockholders, that the structure of the compensation is simple, transparent and easy for stockholders to understand and that our directors are fairly compensated. This policy is also intended to provide a total compensation package that enables us to attract and retain, on a long-term basis, high-caliber individuals to serve as directors. Employee directors do not receive additional compensation for their services as directors.
Under the policy, we pay our non-employee directors a cash retainer for service on the board of directors and for service on each committee on which the director is a member. The chair of the board, and the chair of each committee receives a higher retainer for such service. These fees are payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of such payment is prorated for any portion of such quarter that the director is not serving on our board of directors. The fees paid to non-employee directors during fiscal 2021 for service on the board of directors and for service on each committee of the board of directors on which the director is a member are as follows:

	Member Annual Retainer ($)	Chair Annual Retainer ($)
Board of Directors	37,500	25,000*
Audit Committee	9,000	18,000
Compensation Committee	6,000	12,000
Nominating and Corporate Governance Committee	5,000	10,000

*
The annual fee for service as Chair of the board of directors is in addition to the annual fee for service on the board of directors, while the other chair fees are in lieu of the member fee.

After consultation with our external compensation consultants, Meridian Compensation Partners, LLC, and benchmarking against peers, the Non-Employee Director Compensation Policy was amended in March 2022 and, effective as of January 1, 2022, the fees to be paid to non-employee directors for service on the board of directors and for service on each committee of the board of directors were adjusted as follows:
	Member Annual Retainer ($)	Chair Annual Retainer ($)
Board of Directors	40,000	40,000*
Audit Committee	10,000	20,000
Compensation Committee	10,000	20,000
Nominating and Corporate Governance Committee	7,500	15,000

*
The annual fee for service as Chair of the board of directors is in addition to the annual fee for service on the board of directors, while the other chair fees are in lieu of the member fee.

Under the Non-Employee Director Compensation Policy in effect during fiscal 2021, upon initial election or appointment to the board of directors, new non-employee directors received an initial, one-time equity award representing $175,000 (which was increased to $200,000 for fiscal 2022) of value on the grant date, with 50% of the value allocated to RSUs and 50% of the value allocated to non-qualified stock option awards, or NQSOs. The number of RSUs issued was calculated by dividing $87,500 (which was increased to $100,000 for fiscal 2022) by the closing market price on the Nasdaq Global Market of a share of the Company’s common stock on the effective date of grant, and rounding up to the next whole number of shares. The number of shares subject to NQSOs granted was calculated by dividing $87,500 (which was increased to $100,000 for fiscal 2022) by the fair value calculated under FASB ASC Topic 718 (i.e., Black-Scholes Value) of an option to purchase a share of the Company’s common stock on the effective date of grant, and rounding up to the next whole number of shares. The NQSOs subject to the initial award expire ten (10) years from the date of grant and the exercise price per share of such NQSOs is the closing market price on the Nasdaq Global Market of a share of the Company’s common stock on the effective date of grant. The RSUs vest annually over three (3) years from the director commencement date, with pro rata vesting upon termination of service for any reason, and the NQSOs vest monthly over three (3) years from the director commencement date.
Under the Non-Employee Director Compensation Policy, in effect during fiscal 2021, on or about the date of each annual meeting of stockholders, each continuing non-employee director, other than a director who joined the board of directors and received an initial award within 90 days of such annual meeting, received an annual equity award representing $115,000 (which was increased to $135,000 for fiscal 2022) of value on the grant date, with 50% of the value allocated to RSUs, and 50% of the value allocated to NQSOs. The number of RSUs issued was calculated by dividing $57,500 (which was increased to $67,500 for fiscal 2022) by the closing market price on the Nasdaq Global Market of a share of the Company’s common stock on the effective date of grant, and rounding up to the next whole number of shares. The number of shares subject to NQSOs granted was calculated by dividing $57,500 (which was increased to $67,500 for fiscal 2022) by the fair value calculated under FASB ASC Topic 718 (i.e., Black-Scholes Value) of an option to purchase a share of the Company’s common stock on the effective date of grant, and rounding up to the next whole number of shares. The NQSOs subject to the annual award expire ten (10) years from the date of grant and the exercise price per share of such NQSOs is the closing market price on the Nasdaq Global Market of a share of the Company’s common stock on the effective date of grant. The RSUs vest in full at the one (1) year anniversary of the annual meeting, or the day prior to the next annual meeting, whichever is first to occur, with pro rata vesting upon termination of service for any reason, and the NQSOs vest monthly over one (1) year from the date of the annual meeting.
Rule 10b5-1 Sales Plans
Under the terms of our insider trading policy, our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or executive officer when entering into the plan, without further direction from them. Accordingly, sales under a Rule 10b5-1 plan may occur at any time, including possibly before, simultaneously with, or immediately after significant events involving our Company. The director or executive officer may amend a Rule 10b5-1 plan in some circumstances and may terminate a plan at any time. Our directors and executive officers also may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material nonpublic information subject to compliance with the terms of our insider trading policy.
Executive Compensation
Our named executive officers for the year ended December 31, 2021, which consist of our Chief Executive Officer and our two most highly-compensated executive officers other than our Chief Executive Officer, are as follows:
•
Kevin J. Knopp, Ph.D., our President and Chief Executive Officer

•
Christopher Brown, Ph.D., our Chief Technology Officer

•
John Kenneweg, our Vice President, Government

2021 Summary Compensation Table
The following table presents the compensation awarded to, earned by or paid to each of our named executive officers for the years indicated.
Name and principal position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Kevin J. Knopp, Ph.D. President and Chief Executive Officer	2021	400,000	40,000	—	—	320,000	—	760,000
	2020	284,431	—	—	218,794	87,082	238	590,545
Christopher Brown, Ph.D.(6) Chief Technology Officer	2021	300,000	30,000	—	—	120,600	2,427	453,027
	2020	—	—	—	—	—	—	—
John Kenneweg Vice President, Government	2021	250,000	—	125,016	125,003	533,621	—	1,033,640
	2020	205,974	—	—	65,638	300,878	—	572,490

(1)
The amounts shown represent cash bonuses awarded in 2021 by the compensation committee in recognition of the significant contributions required to complete our initial public offering.

(2)
The amounts shown reflect the grant date fair value of RSUs granted during fiscal 2021. The grant date fair value was computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. See Note 10 to the financial statements in our 2021 Annual Report on Form 10-K filed with the SEC on March 11, 2022 regarding assumptions we made in determining the fair value of RSUs. The amounts reported above do not represent the ultimate value that may be realized by each named executive officer upon the settlement of the RSUs or the subsequent sale of such shares.

(3)
The amounts shown reflect the grant date fair value of option awards granted during fiscal 2021 and 2020. The grant date fair value was computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. See Note 10 to the financial statements in our 2021 Annual Report on Form 10-K filed with the SEC on March 11, 2022 regarding assumptions we made in determining the fair value of option awards. The amounts reported above do not represent the ultimate value that may be realized by each named executive officer upon exercise of the option or the subsequent sale of such shares.

(4)
For Dr. Knopp and Dr. Brown, the amounts shown represent cash bonuses earned under our annual performance-based bonus plan for the year ended December 31, 2020 and paid in 2021, and the year ended December 31, 2021 and paid in 2022. For Mr. Kenneweg, the amounts shown represent cash bonuses earned under our annual performance-based bonus plan for the year ended December 31, 2020 and paid in 2021, and the year ended December 31, 2021 and paid in 2022, plus commissions paid during the years ended December 31, 2020 and 2021. For more information on these bonuses and commissions, see the descriptions under “— Annual Performance Bonuses and Commissions” below.

(5)
For 2021, the amount reported represents 401(k) employer matching contributions.

(6)
Dr. Brown was not a named executive officer in 2020 and therefore, only compensation information for the year ended December 31, 2021 is included in this table.

Narrative Disclosure to the 2021 Summary Compensation Table
Our compensation committee reviews compensation annually for the chief executive officer, executive officers and key senior management. In setting executive base salaries and performance bonuses and commissions, and granting long-term equity incentive awards, the compensation committee considers compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to the Company. We target a general competitive position, based on independent third-party benchmark analytics to inform the mix of compensation of base salary, bonus or commissions, and long-term incentives.
Our compensation committee is responsible for determining the compensation for our chief executive officer, executive officers and key senior management. Our compensation committee typically reviews and discusses management’s proposed compensation with our chief executive officer for all executive officers and key senior management other than the chief executive officer. Based on those discussions and its discretion, taking into account the factors noted above, the compensation committee then sets the compensation for the chief executive officer, executive officers and key senior management without members of management present.
Our compensation committee has the authority to engage the services of a consulting firm or other outside advisor to assist it in designing our executive compensation programs and in making compensation decisions. In 2021, the compensation committee retained the services of Pay Governance LLC and Meridian Compensation Partners, LLC as its external compensation consultants to advise on executive compensation matters including our overall compensation program design, peer group development and updates, and collecting market data to inform our compensation programs for our executives and members of our board of directors. Pay Governance LLC and Meridian Compensation Partners, LLC reported directly to our compensation committee. Our compensation committee has assessed the independence of Pay Governance LLC and Meridian Compensation Partners, LLC consistent with Nasdaq listing standards and has concluded that the engagement of Pay Governance LLC and Meridian Compensation Partners, LLC did not raise any conflict of interest.
Base Salary
Each named executive officer’s base salary is a fixed component of annual compensation for performing specific duties and functions, and has been established by our compensation committee taking into account each individual’s role, responsibilities, skills, and experience. Base salaries for our named executive officers are reviewed annually by our compensation committee, typically in connection with our annual performance review process, and adjusted from time to time, to realign salaries with market levels after taking into account individual responsibilities, performance, and experience. The 2021 annual base salary of each named executive officer was as follows: (i) Dr. Knopp — $400,000, (ii) Dr. Brown — $300,000, and (iii) Mr. Kenneweg — $250,000.
Annual Performance Bonuses and Commissions
Annual performance bonus awards are determined based on the achievement of certain predetermined annual corporate and individual performance milestones. When determining the individual component of our annual incentive awards, the compensation committee considers each executive’s personal impact on the Company’s strategic achievements and other key performance indicators.
For fiscal 2021, the target annual bonus for Dr. Knopp was equal to 100% of his annual base salary, and for Dr. Brown was equal to 50% of his base salary. For fiscal 2021, for Dr. Knopp and Dr. Brown, 80% of the target bonus was tied to the achievement of corporate milestones related to revenue targets, and 20% of the target bonus was tied to achievement of individual performance milestones. Following review and determinations of corporate and individual performance for 2021, the compensation committee determined that: (i) Dr. Knopp’s annual bonus was earned at 80.0% of his target bonus, and (ii) Dr. Brown’s annual bonus was earned at 80.4% of his target bonus.
For fiscal 2021, the target annual bonus for Mr. Kenneweg was equal to 15% of his annual base salary, and tied to the achievement of the corporate milestones related to revenue targets. Mr. Kenneweg was also eligible to earn commissions based on achievement of certain individual performance metrics, which were proposed by our chief executive officer and approved by our compensation committee. For 2021, the total target commissions for Mr. Kenneweg was established as $200,000, with such amount tied to bookings targets. Following review and determinations of corporate performance and individual achievement of bookings targets for 2021, the compensation committee determined that Mr. Kenneweg’s annual bonus and commissions were earned at 224.7% of target. The significant over-performance was primarily related to the booking of the multi-year $25.0 million purchase order from the U.S. Army Program Manager for Close Combat Systems, pursuant to which the Company agreed to supply more than 350 additional MX908 trace-level detection devices to the U.S. Army’s Explosive Ordnance Disposal (EOD) Render Safe Sets, Kits & Outfits (RSSKO) program over 2021 and 2022.
Long-Term Incentive Compensation
We believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants promote executive retention because they incentivize our executive officers to remain in our employment during the vesting period. Accordingly, prior to our initial public offering in December 2020, our board of directors periodically reviewed the equity incentive compensation of our executives and granted equity incentive awards to them from time to time.
Subsequent to our initial public offering, the compensation committee determined to make annual grants of stock options and/or RSUs to executives, at or near the beginning of each fiscal year, or in connection with the commencement of employment, if later, subject to time-based vesting to align the executive’s financial interest with those of stockholders. The compensation committee believes that equity incentives, in the form of stock options and RSUs, subject to vesting over time, are effective vehicles to align individual and team performance with the achievement of the Company’s strategic and financial goals over time, retain our executives and align the interests of our executives with those of our stockholders.
Stock options allow our executives to purchase a fixed number of shares of our common stock for a fixed price (i.e., exercise price) over a fixed period of time. The exercise price is set at the closing price of a share of our common stock on the date of grant. A stock option only has value if our share price exceeds the exercise price of the option. Each grant of a RSU corresponds in value to a single share of our common stock. Therefore, the value of RSUs is directly affected by increases and decreases in our stock price.
Given the timing of the initial public offering in December 2020, and the grants made to the executives in September 2020, the compensation committee determined not to commence the annual grant program in the first quarter of 2021.

In November 2021, in connection with review of the commercial sales leaders’ equity holding power, competitive market demands and retention objectives, the compensation committee granted to Mr. Kenneweg an option to purchase 8,702 shares of our common stock, with an exercise price per share equal to the fair market value of our common stock on the date of grant, and 5,209 RSUs. The stock option award vests and become exercisable as to 25% of the shares on the first anniversary of December 1, 2021, and as to the remaining 1/36th of the shares on each monthly anniversary thereafter, subject to his continued service to the Company through the applicable vesting date. The RSUs vest annually over four (4) years from December 1, 2021, subject to his continued service to the Company through the applicable vesting date.
In February 2022, the compensation committee determined to commence the annual grant program, and granted time-based stock options and RSUs to the executives. The size of these grants were based on target long-term incentive levels for each of the executives. Mr. Kenneweg’s target grant issued on March 1, 2022 was reduced by the amount of his grants in November 2021. The stock option awards vest and become exercisable as to 25% of the shares on the first anniversary of February 1, 2022, and as to the remaining 1/36th of the shares on each monthly anniversary thereafter, subject to the applicable holder’s continued service to the Company through the applicable vesting date. The RSUs vest annually over four (4) years from February 1, 2022, subject to the applicable holder’s continued service to the Company through the applicable vesting date.
Outstanding Equity Awards at 2021 Fiscal Year End Table
The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2021.
	Option Awards(1)				Stock Awards(2)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Kevin J. Knopp, Ph.D.	122,918	—	1.75	1/1/2027	—	—
	80,674	29,952(4)	1.58	1/21/2029	—	—
	38,412	84,506(5)	3.24	9/21/2030	—	—
Christopher Brown, Ph.D.	122,918	—	1.75	1/1/2027	—	—
	44,815	16,644(4)	1.58	1/21/2029	—	—
	21,130	46,474(5)	3.24	9/21/2030	—	—
John Kenneweg	93,033	—	0.35	4/18/2023	—	—
	12,291	—	0.93	1/16/2025	—	—
	27,656	—	0.96	12/2/2026	—	—
	44,815	16,644(4)	1.58	1/21/2029	—	—
	11,531	25,344(6)	3.24	9/14/2030	—	—
	—	8,702(7)	24.00	12/1/2031	—	—
	—	—	—	—	5,209(8)	134,757

(1)
Each of the outstanding option awards in the table above granted prior to December 2020 was granted pursuant to our 2012 Stock Option and Grant Plan, as amended, or 2012 Plan. Each of the outstanding option awards in the table above granted after December 2020 was granted pursuant to our 2020 Stock Option and Incentive Plan, or 2020 Plan.

(2)
Each of the outstanding RSUs in the table above was granted pursuant to our 2020 Plan.

(3)
The market value of the stock awards is determined by multiplying the number of RSUs by $25.87, the closing price of our common stock on the Nasdaq Global Market on December 31, 2021, the last day of our fiscal year.

(4)
Represents an option to purchase shares of our common stock granted on January 21, 2019. The shares underlying this option vest, as follows: 1/48th of the shares on each monthly anniversary of January 21, 2019, subject to the applicable holder’s continued service to our Company through the applicable vesting date.

(5)
Represents an option to purchase shares of our common stock granted on September 21, 2020. The shares underlying this option vest, as follows: 1/48th of the shares on each monthly anniversary of September 11, 2020, subject to the applicable holder’s continued service to our Company through the applicable vesting date.

(6)
Represents an option to purchase shares of our common stock granted on September 14, 2020. The shares underlying this option vest, as follows: 1/48th of the shares on each monthly anniversary of September 11, 2020, subject to the applicable holder’s continued service to our Company through the applicable vesting date.

(7)
Represents an option to purchase shares of our common stock granted on December 1, 2021. The shares underlying this option vest, as follows: 25% of the shares on December 1, 2022, and 1/48th of the shares on each monthly anniversary of December 1, 2022, subject to the applicable holder’s continued service to our Company through the applicable vesting date.

(8)
Represents RSUs that vest in equal annual installments over four (4) years from December 1, 2021, subject to the applicable holder’s continued service to our Company through the applicable vesting date.

Executive Employment Arrangements with Named Executive Officers
We initially entered into an offer letter with each of the named executive officers in connection with his employment with us, which set forth the terms and conditions of his employment, including base salary, target annual bonus opportunity, initial equity awards and standard employee benefit plan participation. Upon the closing of our initial public offering in December 2020, we entered into employment agreements with each of the named executive officers that replaced the offer letters and provide for specified payments and benefits in connection with a termination of employment in certain circumstances. Our goal in providing these severance and change in control payments and benefits is to offer sufficient cash continuity protection such that the named executive officers will focus their full time and attention on the requirements of the business rather than the potential implications of a qualifying employment termination or change in control for their respective positions. We prefer to have certainty regarding the potential severance amounts payable to the named executive officers, rather than negotiating severance at the time that a named executive officers’ employment terminates. We have also determined that accelerated vesting provisions with respect to outstanding equity awards in connection with a qualifying termination of employment in certain circumstances are appropriate because they encourage our named executive officers to stay focused on the business in those circumstances, rather than focusing on the potential implications of the termination of employment for them personally. The employment agreements with our named executive officers will require the named executive officers to execute a separation agreement containing a general release of claims in favor of us to receive any severance payments and benefits. The material terms of the employment agreements with our named executive officers are summarized below.
Kevin J. Knopp, Ph.D.
Under the employment agreement with Dr. Knopp, or the Knopp Employment Agreement, Dr. Knopp serves as our President and Chief Executive Officer on an at-will basis. Dr. Knopp’s base salary is $475,000 as of February 1, 2022, which is subject to periodic review, and he is eligible to earn an annual bonus with a target amount equal to 100% of his base salary. Dr. Knopp is also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans.
Pursuant to the Knopp Employment Agreement, in the event that Dr. Knopp’s employment is terminated by us without “cause” or Dr. Knopp resigns for “good reason” (as each term is defined in the Knopp Employment Agreement), subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, (i) he will be entitled to receive base salary continuation for 12 months following termination, (ii) subject to Dr. Knopp’s copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, we will cover the monthly employer contribution that we would have paid to provide health insurance to Dr. Knopp had he remained employed with us until the earliest of (A) 12 months following termination, (B) Dr. Knopp’s eligibility for group medical plan benefits under any other employer’s group medical plan or (C) the end of Dr. Knopp’s COBRA health continuation period, (iii) he will be entitled to receive a prorated portion of the annual bonus earned for the year in which the date of termination occurs; and (iv) if the date of termination occurs after the last day of the year to which a bonus applies but before we pay such bonus, and Dr. Knopp has otherwise earned such bonus under the Employment Agreement, we shall pay him such bonus in a lump sum when we determine and pay bonuses to senior executives for the applicable year, or the Knopp Prior Year Bonus.
In lieu of the payments and benefits described in the preceding paragraph, in the event that Dr. Knopp’s employment is terminated by us without cause or Dr. Knopp resigns for good reason, in either case within 12 months following a “change in control” (as defined in the Knopp Employment Agreement), subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, (i) he will be entitled to receive a lump sum in cash equal to one times the sum of (A) Dr. Knopp’s then-current annual base salary (or Dr. Knopp’s annual base salary in effect immediately prior to the change in control, if higher) plus (B) Dr. Knopp’s average annual cash bonuses and commission payments earned for the three full calendar years immediately preceding the date of termination, (ii) subject to Dr. Knopp’s copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, we will cover the monthly employer contribution that we would have paid to provide health insurance to Dr. Knopp had he remained employed with us until the earliest of (A) 12 months following termination, (B) Dr. Knopp’s eligibility for group medical plan benefits under any other employer’s group medical plan or (C) the end of Dr. Knopp’s COBRA health continuation period, (iii) he will be entitled to receive a prorated portion of the annual bonus earned for the year in which the date of termination occurs; (iv) he will be entitled to receive the Knopp Prior Year Bonus and (v) he will be entitled to accelerated vesting of 100% of all stock options and other stock-based awards held by him that are subject solely to time-based vesting.
Christopher Brown, Ph.D.
Under the employment agreement with Dr. Brown, or the Brown Employment Agreement, Dr. Brown serves as our Chief Technology Officer on an at-will basis. Dr. Brown’s base salary is $335,000 as of February 1, 2022, which is subject to periodic review, and he is eligible to earn an annual bonus with a target amount equal to 50% of his base salary. Dr. Brown is also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans.
Pursuant to the Brown Employment Agreement, in the event that Dr. Brown’s employment is terminated by us without “cause” or Dr. Brown resigns for “good reason” (as each term is defined in the Brown Employment Agreement), subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, (i) he will be entitled to receive base salary continuation for nine months following termination, (ii) subject to Dr. Brown’s copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, we will cover the monthly employer contribution that we would have paid to provide health insurance to Dr. Brown had he remained employed with us until the earliest of (A) nine months following termination, (B) Dr. Brown’s eligibility for group medical plan benefits under any other employer’s group medical plan or (C) the end of Dr. Brown’s COBRA health continuation period, (iii) he will be entitled to receive a prorated portion of the annual bonus earned for the year in which the date of termination occurs and (iv) if the date of termination occurs after the last day of the year to which a bonus applies but before we pay such bonus, and Dr. Brown, has otherwise earned such bonus under the Employment Agreement, we shall pay him such bonus in a lump sum when we determine and pay bonuses to senior executives for the applicable year, or the Brown Prior Year Bonus.
In lieu of the payments and benefits described in the preceding paragraph, in the event that Dr. Brown’s employment is terminated by us without cause or Dr. Brown resigns for good reason, in either case within 12 months following a “change in control” (as defined in the Brown Employment Agreement), subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, (i) he will be entitled to receive a lump sum in cash equal to one times the sum of (A) Dr. Brown’s then-current annual base salary (or Dr. Brown’s annual base salary in effect immediately prior to the change in control, if higher) plus (B) Dr. Brown’s average annual cash bonuses and commission payments earned for the three full calendar years immediately preceding the date of termination, (ii) subject to Dr. Brown’s copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, we will cover the monthly employer contribution that we would have paid to provide health insurance to Dr. Brown had he remained employed with us until the earliest of (A) 12 months following termination, (B) Dr. Brown’s eligibility for group medical plan benefits under any other employer’s group medical plan or (C) the end of Dr. Brown’s COBRA health continuation period, (iii) he will be entitled to receive a prorated portion of the annual bonus earned for the year in which the date of termination occurs (iv) he will be entitled to receive the Brown Prior Year Bonus and (v) he will be entitled to accelerated vesting of 100% of all stock options and other stock-based awards held by him that are subject solely to time-based vesting.
John Kenneweg
Under the employment agreement with Mr. Kenneweg, or the Kenneweg Employment Agreement, Mr. Kenneweg serves as our Vice President, Government on an at-will basis. Mr. Kenneweg’s base salary is $260,000 as of February 1, 2022, which is subject to periodic review, and he is eligible to earn an annual bonus with a target amount equal to 15% of his base salary and annual commissions with a target amount equal to $200,000. Mr. Kenneweg is also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans.
Pursuant to the Kenneweg Employment Agreement, in the event that Mr. Kenneweg’s employment is terminated by us without “cause” or Mr. Kenneweg resigns for “good reason” (as each term is defined in the Kenneweg Employment Agreement), subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, (i) he will be entitled to receive base salary continuation for six months following termination, (ii) subject to Mr. Kenneweg’s copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, we will cover the monthly employer contribution that we would have paid to provide health insurance to Mr. Kenneweg had he remained employed with us until the earliest of (A) six months following termination, (B) Mr. Kenneweg’s eligibility for group medical plan benefits under any other employer’s group medical plan or (C) the end of Mr. Kenneweg’s COBRA health continuation period, (iii) he will be entitled to receive a prorated portion of the annual bonus earned for the year in which the date of termination occurs and (iv) if the date of termination occurs after the last day of the year to which a bonus applies but before we pay such bonus, and Mr. Kenneweg, has otherwise earned such bonus under the Employment Agreement, we shall pay him such bonus in a lump sum when we determine and pay bonuses to senior executives for the applicable year, or the Kenneweg Prior Year Bonus.
In lieu of the payments and benefits described in the preceding paragraph, in the event that Mr. Kenneweg’s employment is terminated by us without cause or Mr. Kenneweg resigns for good reason, in either case within 12 months following a “change in control” (as defined in the Kenneweg Employment Agreement), subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, (i) he will be entitled to receive a lump sum in cash equal to one times the sum of (A) Mr. Kenneweg’s then-current annual base salary (or Mr. Kenneweg’s annual base salary in effect immediately prior to the change in control, if higher) plus (B) Mr. Kenneweg’s average annual cash bonuses and commission payments earned for the three full calendar years immediately preceding the date of termination, (ii) subject to Mr. Kenneweg’s copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, we will cover the monthly employer contribution that we would have paid to provide health insurance to Mr. Kenneweg had he remained employed with us until the earliest of (A) 12 months following termination, (B) Mr. Kenneweg’s eligibility for group medical plan benefits under any other employer’s group medical plan or (C) the end of Mr. Kenneweg’s COBRA health continuation period, (iii) he will be entitled to receive a prorated portion of the annual bonus earned for the year in which the date of termination occurs (iv) he will be entitled to receive the Kenneweg Prior Year Bonus and (v) he will be entitled to accelerated vesting of 100% of all stock options and other stock-based awards held by him that are subject solely to time-based vesting.
Parachute Payments Under Section 280G of the Code
The payments and benefits provided to the named executive officers in connection with a change in control may not be eligible for a federal income tax deduction for the Company pursuant to Section 280G of the U.S. Internal Revenue Code of 1986, as amended, or the Code, and may subject the named executive officers to an excise tax under Section 4999 of the Code. Under the employment agreements with the named executive officers, if the payments or benefits payable to a named executive officer in connection with a change in control would be subject to the excise tax on golden parachutes imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to such named executive officer.
Restrictive Covenants Agreements
Each of our named executive officers is also a party to an agreement containing confidential information, invention assignment, nonsolicitation and noncompetition protections.
Additional Narrative Disclosure
401(k) Savings Plan
We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies. We have the ability to make discretionary contributions under the 401(k) plan and, commencing on October 1, 2021, we provide all eligible employees with a matching contribution up to 3% of eligible pay, subject to an annual maximum of $3,500.
Health and Welfare Benefits
All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits, medical and dependent care flexible spending accounts, short-term and long-term disability insurance, and life and AD&D insurance.
Perquisites and Other Personal Benefits
We may provide limited perquisites to our named executive officers when our compensation committee determines that such perquisites are necessary or advisable to fairly compensate or incentivize our employees. In 2021, we did not provide our named executive officers with any perquisites that were not provided to all employees generally.
Indemnification of Officers and Directors
We have agreed to indemnify our directors and executive officers in certain circumstances. See “Certain Relationships and Related Party Transactions — Limitation of Liability and Indemnification of Officers and Directors.”
Compensation Risk Assessment
We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. Our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals, in particular in connection with our pay-for-performance compensation philosophy. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.
Equity Compensation Plan Information
The following table sets forth information as of December 31, 2021 regarding shares of common stock that may be issued under our equity compensation plans, consisting of our 2012 Plan, 2020 Plan, and 2020 Employee Stock Purchase Plan, or 2020 ESPP.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options, warrants and rights ($)(3)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column) (#)(4)(5)
Equity compensation plans approved by security holders(1)	2,934,805(2)	3.32	1,969,178
Equity compensation plans not approved by security holders	—	—	—
Total	2,934,805	3.32	1,969,178

(1)
Consists of our 2012 Plan, 2020 Plan, and 2020 ESPP. Following our initial public offering, no new awards may be made under the 2012 Plan. Any shares underlying awards under the 2012 Plan that expire or are terminated, surrendered, or canceled without the delivery of shares will be available for future awards under the 2020 Plan.

(2)
Includes 2,747,041 shares of common stock issuable upon the exercise of outstanding options, and 187,764 shares of common stock issuable upon the vesting of RSUs.

(3)
Represents the weighted-average exercise price of options outstanding under our 2012 Plan and 2020 Plan. The weighted-average exercise price does not take into account RSUs since such awards have no exercise price

(4)
As of December 31, 2021, there were 1,680,321 shares available for grant under the 2020 Plan and 288,857 shares available for grants under the 2020 ESPP. The amount reported does not include an additional 1,243,080 shares of common stock added to the number of shares reserved for issuance under the 2020 Plan effective January 1, 2022 by operation of the 2020 Plan’s “evergreen” provision described in footnote 5 below, and an additional 307,295 shares of common stock added to the number of shares reserved for issuance under the 2020 ESPP effective January 1, 2022 by operation of the 2020 ESPP’s “evergreen” provision described in footnote 5 below.

(5)
The 2020 Plan provides that the number of shares reserved and available for issuance under the 2020 Plan will automatically increase on each January 1 by 4% of the outstanding number of shares of our common stock on the immediately preceding December 31 or such lesser number of shares as determined by the administrator of the 2020 Plan. The 2020 ESPP provides that the number of shares reserved and available for issuance will automatically increase on each January 1 by the least of (i) 307,295 shares of our common stock, (ii) 1% of the outstanding number of shares of common stock on the immediately preceding December 31, or (iii) such lesser number of shares of common stock as determined by the administrator of the 2020 ESPP.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Certain Relationships and Transactions
Other than the compensation agreements and other arrangements described under “Executive Compensation” and “Director Compensation” in this Proxy Statement and the transactions described below, since January 1, 2021, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 and in which any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.
Registration Rights Agreement
We are party to a Fourth Amended and Restated Registration Rights Agreement dated April 12, 2019, that provides, among other things, that certain holders of our capital stock, including ARCH Venture Fund VII, L.P., which holds more than 5% of our outstanding capital stock, as well as several of our directors and executive officers, are entitled to certain registration rights with respect to the resale of shares of the common stock beneficially owned by such stockholders prior to our initial public offering (but not shares purchased directly in the initial public offering), subject to certain conditions and limitations, including the right of the underwriters to limit the number of shares to be included in an underwritten offering and our right to delay or withdraw a registration statement under certain circumstances. Pursuant to the registration rights agreement, we agreed to pay all registration expenses (other than underwriting discounts and commissions and subject to certain limitations set forth therein) of the holders of the shares registered pursuant to the registrations described below.
The registration rights agreement provides such stockholders with demand, “piggy-back” and shelf registration rights, subject to certain minimum threshold requirements and other customary conditions. If at any time we propose to register the offer and sale of shares of our common stock under the Securities Act (other than in a registration on Form S-4, Form S-8 or any successor form, or a registration of securities solely relating to an offering and sale to our employees, directors or consultants pursuant to any employee equity plan or other employee benefit plan arrangement, or a registration of non-convertible debt securities) then we must notify the holders of the registration rights of such proposal to allow them to include a specified number of their shares of our common stock in such registration, subject to certain marketing and other limitations.
Amended and Restated Exclusive License Agreement with The University of North Carolina at Chapel Hill
We entered into an Amended and Restated Exclusive License Agreement with The University of North Carolina at Chapel Hill, or UNC, on May 20, 2015, as amended, pursuant to which UNC licensed its rights to certain inventions developed by J. Michael Ramsey Ph.D., who holds faculty positions at the UNC and who is the Company’s scientific founder, and was a member of our board of directors from February 2012 to June 2021. Under the terms of a separate agreement between Dr. Ramsey and UNC, Dr. Ramsey receives a portion of the royalties paid by us to UNC. Dr. Ramsey received approximately $75,783 and $24,893 from UNC in 2021 and 2020, respectively.
Limitation of Liability and Indemnification of Officers and Directors
Our certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors are not personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for the following:
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any breach of their duty of loyalty to our Company or our stockholders;

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any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

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unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law, or DGCL; or

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any transaction from which they derived an improper personal benefit.

Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to that amendment or repeal. If the DGCL is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the DGCL.
In addition, our by-laws provide that we will indemnify, to the fullest extent permitted by law, any person who is or was a party or is threatened to be made a party to any action, suit or proceeding by reason of the fact that he or she is or was one of our directors or officers or is or was serving at our request as a director, partner, trustee, officer, employee or agent of any other corporation, partnership, limited liability company, joint venture, trust, employee benefit plan, foundation, association, organization or other legal entity. Our by-laws also provide that we must advance expenses incurred by or on behalf of a director, and may advance expenses incurred by or on behalf of officers, in advance of the final disposition of any action or proceeding, subject to limited exceptions.
Further, we have entered into indemnification agreements with each of our directors and executive officers that may be broader than the specific indemnification provisions contained in the DGCL. These indemnification agreements require us, among other things, to indemnify our directors and executive officers against liabilities that may arise by reason of their status or service. These indemnification agreements also require us to advance all expenses incurred by the directors and executive officers in investigating or defending any such action, suit or proceeding. We believe that these agreements are necessary to attract and retain qualified individuals to serve as directors and executive officers.
The limitation of liability and indemnification provisions that are included in our charter and bylaws and in indemnification agreements that we have entered into with our directors and executive officers may discourage stockholders from bringing a lawsuit against our directors and executive officers for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against our directors and executive officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and executive officers as required by these indemnification provisions.
At present, we are not aware of any pending litigation or proceeding involving any person who is or was one of our directors, officers, employees or other agents or is or was serving at our request as a director, partner, trustee, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan, foundation, association, organization or other legal entity, for which indemnification is sought, and we are not aware of any threatened litigation that may result in claims for indemnification.
We have obtained insurance policies under which, subject to the limitations of the policies, coverage is provided to our directors and executive officers against loss arising from claims made by reason of breach of fiduciary duty or other wrongful acts as a director or executive officer, including claims relating to public securities matters, and to us with respect to payments that may be made by us to these directors and executive officers pursuant to our indemnification obligations or otherwise as a matter of law.
Certain of our non-employee directors may, through their relationships with their employers, be insured and/or indemnified against certain liabilities incurred in their capacity as members of our board of directors.
Related Person Transaction Policy
We have a written related person transaction policy providing that transactions with our directors, officers and holders of 5% or more of our voting securities and their affiliates, each a related person, must be approved by our audit committee. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving “related person transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person is defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members.
As appropriate for the circumstances, the audit committee will review and consider:
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the related person’s interest in the related person transaction;

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the approximate dollar amount involved in the related person transaction;

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the approximate dollar amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

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whether the transaction was undertaken in the ordinary course of our business;

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whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

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the purpose of, and the potential benefits to us of, the related-party transaction; and

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any other information regarding the related-party transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

PRINCIPAL STOCKHOLDERS
The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of April 14, 2022 by:
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each person, or group of affiliated persons, who is known by us to beneficially own greater-than-5.0% of our common stock;

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each of our directors;

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each of our named executive officers; and

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all of our directors and executive officers as a group.

The column entitled “Shares Beneficially Owned” is based on a total of 31,384,176 shares of our common stock outstanding as of April 14, 2022.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of April 14, 2022, and shares of common stock issuable upon the settlement of RSUs that will vest within 60 days of April 14, 2022, are considered outstanding and beneficially owned by the person holding the options or RSUs for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable.
	Shares Beneficially Owned
Name and address of beneficial owner(1)	Number	Percentage
> 5% Stockholders:
ARCH Venture Fund VII, L.P.(2)	5,725,045	18.2%
BlackRock, Inc.(3)	3,709,061	11.8%
ARK Investment Management LLC(4)	3,131,383	10.0%
Directors and Named Executive Officers
E. Kevin Hrusovsky(5)	558,327	1.8%
Nicolas Barthelemy(6)	103,346	*
Keith L. Crandell(7)	5,734,100	18.3%
Marcia Eisenberg, Ph.D.(8)	1,852	*
Fenel M. Eloi(9)	3,826	*
Jeffrey P. George(10)	3,826	*
Tony J. Hunt(11)	864	*
Mark Spoto(12)	49,113	*
Kevin J. Knopp, Ph.D.(13)	1,526,950	4.8%
Christopher Brown, Ph.D.(14)	1,162,799	3.7%
John Kenneweg(15)	160,455	*
Directors and Executive Officers as a group (14 persons)(16)	9,696,698	29.8%

*
Represents beneficial ownership of less than one percent.

(1)
Except as otherwise indicated below, addresses of named beneficial owners are in care of 908 Devices Inc., 645 Summer Street, Suite 201, Boston, Massachusetts 02210.

(2)
The information is based solely on a Schedule 13G/A filed with the SEC on February 8, 2022. Consists of 5,725,045 shares of common stock owned directly by ARCH Venture Fund VII, L.P. The sole general partner of ARCH Fund VII is ARCH Venture Partners VII, L.P., which may be deemed to be the beneficial owner of the securities held by ARCH Fund VII. The sole general partner of ARCH Partners VII is ARCH Venture Partners VII, LLC, which may be deemed to be the beneficial owner of the securities held by ARCH Fund VII. Keith L. Crandell, one of our directors, is a managing director of ARCH VII LLC, and may be deemed to beneficially own the securities held by ARCH Fund VII. Mr. Crandell disclaims beneficial ownership of such securities, except to the extent of his pecuniary interest therein. The address of ARCH Fund VII is 8755 West Higgins Road, Suite 1025, Chicago, IL 60631.
(3)
The information is based solely on a Schedule 13G/A filed with the SEC on January 27, 2022. BlackRock, Inc.’s business address is 55 East 52nd Street, New York, NY 10055. BlackRock, Inc. has sole voting power with respect to 3,695,450 shares and sole dispositive power with respect to 3,709,061 shares.

(4)
The information is based solely on a Schedule 13G/A filed with the SEC on February 10, 2022. ARK Investment Management LLC’s business address is 3 East 28th Street, 7th Floor, New York, NY 10016. ARK Investment Management LLC has sole voting power with respect to 3,131,383 shares and sole dispositive power with respect to 3,131,383 shares.

(5)
Consists of 243,176 shares of common stock, and 178,652 shares of common stock issuable upon exercise of stock options within 60 days of April 14, 2022, held directly by Mr. Hrusovsky, and 136,499 shares of common stock owned directly by the E. Kevin Hrusovsky 2012 Irrevocable Trust. Mr. Hrusovsky’s spouse and children are trustees of the E. Kevin Hrusovsky 2012 Irrevocable Trust and have joint voting and dispositive control with respect to all securities held by the E. Kevin Hrusovsky 2012 Irrevocable Trust, and Mr. Hrusovsky may be deemed to be the beneficial owner of the securities held by such trust.

(6)
Consists of 14,000 shares of common stock, and 75,805 shares of common stock issuable upon exercise of stock options within 60 days of April 14, 2022, held directly by Mr. Barthelemy, and 13,541 shares of common stock owned directly by The Barthelemy 2001 Trust. Mr. Barthelemy and his spouse are trustees of The Barthelemy 2001 Trust and have joint voting and dispositive control with respect to all securities held by The Barthelemy 2001 Trust, and Mr. Barthelemy may be deemed to be the beneficial owner of the securities held by such trust.

(7)
Consists of 5,725,045 shares of common stock owned directly by ARCH Venture Fund VII, L.P. as set forth in footnote 2, and 9,055 shares of common stock issuable upon exercise of stock options within 60 days of April 14, 2022 held directly by Mr. Crandell. Mr. Crandell disclaims beneficial ownership of the shares owned directly by ARCH Venture Fund VII, L.P., except to the extent of his pecuniary interest therein. The address of ARCH Fund VII is 8755 West Higgins Road, Suite 1025, Chicago, IL 60631.

(8)
Consists of 1,852 shares of common stock issuable upon exercise of stock options or the vesting of RSUs within 60 days of April 14, 2022, held directly by Dr. Eisenberg

(9)
Consists of 508 shares of common stock, and 3,318 shares of common stock issuable upon exercise of stock options within 60 days of April 14, 2022, held directly by Mr. Eloi.

(10)
Consists of 508 shares of common stock, and 3,318 shares of common stock issuable upon exercise of stock options within 60 days of April 14, 2022, held directly by Mr. George.

(11)
Consists of 864 shares of common stock issuable upon exercise of stock options within 60 days of April 14, 2022, held directly by Mr. Hunt.

(12)
Consists of 3,599 shares of common stock owned directly by Razor’s Edge Ventures, LLC, and 36,459 shares of common stock, and 9,055 shares of common stock issuable upon exercise of stock options within 60 days of April 14, 2022, held directly by Mr. Spoto. Mr. Spoto, one of our directors, is a managing partner of Razor’s Edge Ventures, LLC. Mr. Spoto disclaims beneficial ownership of the securities held by Razor’s Edge Ventures, LLC except to the extent of his pecuniary interest therein. The address of Razor’s Edge Ventures, LLC is 1875 Explorer Street, Suite 560, Reston, VA 20190.

(13)
Consists of 716,838 shares of common stock, and 268,889 shares of common stock issuable upon exercise of stock options within 60 days of April 14, 2022, held directly by Dr. Knopp, and 541,223 shares of common stock owned directly by The Kevin J. Knopp Irrevocable Trust of 2018. Dr. Knopp’s brother-in-law (John Udelson) is the trustee of The Kevin J. Knopp Irrevocable Trust of 2018 and has sole voting and dispositive control with respect to all securities held by The Kevin J. Knopp Irrevocable Trust of 2018, and Dr. Knopp may be deemed to be the beneficial owner of the securities held by such trust.
(14)
Consists of 959,083 shares of common stock, and 203,716 shares of common stock issuable upon exercise of stock options within 60 days of April 14, 2022, held directly by Dr. Brown.

(15)
Consists of 160,455 shares of common stock issuable upon exercise of stock options within 60 days of April 14, 2022, held directly by Mr. Kenneweg.

(16)
See footnotes 5 through 15. Also includes the following: (i) 75,000 shares of common stock, and 93,048 shares of common stock issuable upon exercise of stock options within 60 days of April 14, 2022, held directly by Mr. Basarsky, (ii) 91,580 shares of common stock, and 99,802 shares of common stock issuable upon exercise of stock options within 60 days of April 14, 2022, held directly by Mr. Griffith, and (iii) 5,000 shares of common stock, and 26,810 shares of common stock issuable upon exercise of stock options within 60 days of April 14, 2022, held directly by Mr. Turner.

HOUSEHOLDING
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the Proxy Statement and 2021 Annual Report, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written request to 908 Devices Inc., 645 Summer Street, Suite 201, Boston, Massachusetts 02210, Attention: Corporate Secretary or by email to secretary@908devices.com. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.
STOCKHOLDER PROPOSALS
Requirements for Stockholder Proposals to be Brought Before the Annual Meeting.    Our by-laws provide that, for nominations of persons for election to our board of directors or other proposals to be considered at an annual meeting of stockholders, a stockholder must give written notice, received by our Corporate Secretary at our principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that in the event the annual meeting is first convened more than thirty (30) days before or more than sixty (60) days after such anniversary date, or if no annual meeting were held in the preceding year, notice by the stockholder to be timely must be received by the Corporate Secretary not later than the close of business on the later of the ninetieth (90th) day prior to the scheduled date of such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made.
The advance notice requirements under our by-laws for the 2023 Annual Meeting of Stockholders are as follows: a stockholder’s notice shall be timely delivered to our Corporate Secretary at our principal executive offices not earlier than the close of business on February 16, 2023 and not later than the close of business on March 18, 2023. However, if the date of our 2023 Annual Meeting of Stockholders occurs more than thirty (30) days before or sixty (60) days after June 16, 2023, the anniversary of the 2022 Annual Meeting, a stockholder notice will be timely if it is received by our Corporate Secretary at our principal executive offices not later than the close of business on the later of the ninetieth (90th) day prior to the scheduled date of such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made.
Requirements for Stockholder Proposals to be Considered for Inclusion in Our Proxy Materials.    In addition to the requirements stated above, any stockholder who wishes to submit a proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2023 must comply with Rule 14a-8 under the Exchange Act. For such proposals to be included in our proxy materials relating to our 2023 annual meeting of stockholders, all applicable requirements of Rule 14a-8 must be satisfied, and we must receive such proposals no later than December 30, 2022. If the date of our annual meeting is moved by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If the date of our annual meeting is moved, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.
OTHER MATTERS
Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this Proxy Statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.2022 Annual Meeting Proxy CardYour vote matters – here’s how to vote!You may vote online or by phone instead of mailing this card.OnlineGo to www.envisionreports.com/MASS or scan the QR code — login details are located in the shaded bar below.PhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Outside USA, US territories & Canada, call 1-781-575-2300 on a touch tone phone. Standard rates will apply.Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/MASSq IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q+A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposal 2.1. To elect three Class II directors to hold office until the 2025 annual meeting of stockholders.For Withhold For Withhold01 - Kevin J. Knopp, Ph.D. 02 - Tony J. Hunt03 - Mark SpotoFor Withhold2. To ratify, on an advisory basis, the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.For Against Abstain3. To transact any other business that properly comes before the 2022 Annual Meeting of Stockholders and at any adjournments and postponements thereof.B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.03M7NB1 U P X +

The 2022 Annual Meeting of Stockholders of 908 Devices Inc. will be held on June 16, 2022 at 10:00 a.m. Eastern Time, virtually via the internet at meetnow.global/MAN6LT5To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.Important notice regarding the Internet availability of proxy materials for the 2022 Annual Meeting of Stockholders.The material is available at: www.envisionreports.com/MASSSmall steps make an impact.Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/MASS908 Devices Inc.q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q+Notice of 2022 Annual Meeting of StockholdersProxy Solicited by Board of Directors for Annual Meeting — June 16, 2022Kevin J. Knopp, Ph.D., Joseph H. Griffith IV and Michael S. Turner, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of 908 Devices Inc. to be held on June 16, 2022 or at any postponement or adjournment thereof.Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR item 2.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side)C Non-Voting ItemsChange of Address — Please print new address below.Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting.+